As filed with the Securities and Exchange Commission on February 28, 2007

                                                 Securities Act File No. 2-78513
                                            Investment Company File No. 811-3522


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      [X]

                         Pre-Effective Amendment No.                    [ ]


                       Post-Effective Amendment No. 40                  [X]

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [X]

                              Amendment No. 35                          [X]
                                               -------
                        (Check appropriate box or boxes)

                        DAILY TAX FREE INCOME FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                     c/o Reich & Tang Asset Management, LLC
                                600 Fifth Avenue
                            New York, New York 10020
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 830-5200
                                                     --------------

                                 Rosanne Holtzer
                     c/o Reich & Tang Asset Management, LLC
                                600 Fifth Avenue
                            New York, New York 10020
                     (Name and Address of Agent for Service)

                        Copy to: Michael R. Rosella, Esq.
                      Paul, Hastings, Janofsky & Walker LLP
                               75 East 55th Street
                            New York, New York 10022

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.


It is proposed that this filing will become effective: (check appropriate box)
                [X] immediately upon filing pursuant to paragraph (b)
                [ ] on (date) pursuant to paragraph (b)
                [ ] 60 days after filing pursuant to paragraph (a) (1)
                [ ] on (date) pursuant to paragraph (a) (1)
                [ ] 75 days after filing pursuant to paragraph (a)(2)
                [ ] on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

                [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

--------------------------------------------------------------------------------
DAILY TAX FREE                                      600 FIFTH AVENUE
INCOME FUND, INC.                                   NEW YORK, N.Y. 10020
Class A Shares; Class B Shares                      (212) 830-5345
                                                    (800) 433-1918 (Toll Free)
================================================================================

PROSPECTUS

February 28, 2007



A money market fund whose investment objective is to seek as high a level of current interest income exempt from federal income tax, to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.



TABLE OF CONTENTS
 2      Risk/Return Summary: Investments, Risks                7   Management, Organization and Capital Structure
        and Performance                                        8   Shareholder Information
 4      Risk/Return Summary: Fee Table                        17   Distribution Arrangements
 5      Investment Objectives, Principal Investment           20   Financial Highlights
        Strategies and Related Risks



The Notice of the Reich & Tang Privacy Policy is included with this Prospectus but is not part of the Prospectus.

I.  RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

Investment Objective
--------------------

    The Fund seeks to provide its investors with as high a level of current interest income exempt from federal income tax, to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objective.


Principal Investment Strategies
-------------------------------

    The Fund intends to achieve its investment objective by investing principally in short-term, high quality, debt obligations issued by states and municipal governments and their authorities, agencies and political subdivisions. The Fund will also invest in Participation Certificates, which evidence ownership of an interest in the underlying Municipal Obligations. Participation Certificates are purchased from banks, insurance companies, or other financial institutions. These debt obligations, including Participation Certificates therein, are collectively referred to throughout the Prospectus as Municipal Obligations.

    The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

    The Fund intends to concentrate (i.e., invest 25% or more of the Fund's total net assets) in Municipal Obligations. Holdings within Municipal Obligations may be in Participation Certificates in industrial revenue bonds purchased from and secured by banks. Industrial revenue bonds are issued by public authorities to provide funding for various privately operated industrial facilities.

Principal Risks
---------------

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.


o Because the Fund intends to concentrate in Participation Certificates and other Municipal Obligations, investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio. In addition, because the Fund purchases Participation Certificates from banks and the Participation Certificates are backed by a bank letter of credit, investment in the Fund should be made with an understanding of the risks that an investment in the banking industry may entail.


o An investment in the Fund should be made with an understanding of the risks that an investment in Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations.

o Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income of the Fund may be subject to taxation, including the federal alternative minimum tax.

Risk/Return Bar Chart
---------------------

    The following bar chart and table may assist you in deciding whether to invest in the Fund. The bar chart shows the change in the annual total returns of the Fund's Class A shares over the last ten calendar years. The table shows the average annual total returns for the last one, five and ten year and since inception periods of each Class of shares. While analyzing this information, please note that the Fund's past performance is not an indication of how the Fund will perform in the future. The current 7-day yield of the Fund may be obtained by calling the Fund at (212) 830-5345 or toll free at (800) 433-1918.

--------------------------------------------------------------------------------

DAILY TAX FREE INCOME FUND, INC. CLASS A SHARES (1)(2)

[GRAPHIC OMITTED]

CALENDAR YEAR END   % TOTAL RETURN
-----------------   ---------------

1997                     3.10%
1998                     2.81%
1999                     2.48%
2000                     3.30%
2001                     2.15%
2002                     0.65%
2003                     0.19%
2004                     0.31%
2005                     1.42%
2006                     2.49%


(1) The Class A shares' highest quarterly return was 0.89% for the quarter ended December 31, 2000; the lowest quarterly return was 0.02% for the quarter ended September 30, 2003.

(2) Participating Organizations may change a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.


     Average Annual Total Returns - for the periods ended December 31, 2006
                                                              CLASS A            CLASS B
                                                              -------            -------
           One Year                                            2.49%              2.74%
           Five Years                                          1.01%              1.27%
           Ten Years                                           1.88%              2.16%
           Since Inception *                                   3.26%              2.42%


* The Inception date of the Class A shares was November 12, 1982 and for the Class B shares was November 23, 1992.

                                    FEE TABLE
--------------------------------------------------------------------------------
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
----------------
(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases.......           None
Wire Redemption Fee............................           $15.00*

* There is a $15.00 fee for all wire redemptions of less than $10,000.

Annual Fund Operating Expenses
------------------------------
(expenses that are deducted from Fund assets)



                                                          Class A                Class B
                                                          -------                -------
Management Fees................................            0.33%                  0.33%
Distribution and Service (12b-1) Fees..........            0.25%                  0.00%
Other Expenses*................................            0.52%                  0.52%
  Administration Fees*.........................   0.21%                  0.21%
                                                           -----                  -----
Total Annual Fund Operating Expenses*..........            1.10%                  0.85%

-----------------------------------

*The Fund's investment manager voluntarily waived a portion of the Administrative Fees. After such waivers, the Administration Fees were 0.13% for both Class A and Class B shares. The Fund's transfer agent voluntarily waived a portion of the Transfer Agency fees with respect to Class A only. After such waiver, the Transfer Agency fee for Class A was 0.04%. As a result, the actual Total Annual Fund Operating Expenses for the Class A shares were 1.01% and for the Class B shares were 0.77%. These fee waiver arrangements may be terminated at any time at the option of the Fund s investment manager and/or the Fund's transfer agent.



Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The
Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                     1 Year           3 Years           5 Years          10 Years

                  Class A:           $112             $348              $604             $1,334
                  Class B:           $ 86             $270              $469             $1,043


Investment Objectives, Principal Investment Strategies and Related Risks

Investment Objective
--------------------

    The Fund is a diversified, tax-exempt money market fund whose investment objective is to seek to provide its investors with as high a level of current interest income exempt from federal income tax, to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal.

    The investment objective of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

Principal Investment Strategies
-------------------------------

    Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from federal income tax. This policy is fundamental and may not be changed without shareholder approval.

    With respect to up to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to specific types of short-term, fixed income securities as more fully described in "Description of the Fund and Its Investments and Risks - Taxable Securities" in the Statement of Additional Information.

    The Fund will also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e., banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates causes the Fund to be treated as the owner of the underlying Municipal Obligations for federal income tax purposes.


    The Fund may invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other Municipal Obligations, provided, however, that such investments may not exceed 25% of the Fund's total assets to the extent that (i) the interest and principal on such instruments are payable solely from the revenues or assets of a private project or private entity, and (ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof.

    The Fund may also purchase securities and Participation Certificates whose interest income may be subject to the federal alternative minimum tax. However, these investments are included in the same 20% of net assets that may be invested in taxable securities.

    As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objective.

    The Fund shall not invest more than 5% of its total assets in securities issued by a single issuer.

    With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

    The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

    The Fund's investment manager considers the following factors when buying and selling securities for the portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

    In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

    The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but which have been determined by the Fund's investment manager to be of comparable quality.

    For a more detailed description of (i) the securities that the Fund will invest in, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks
-----

    The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

    By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e., Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. The Fund may still be exposed to the credit risk of the credit or liquidity support provider. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

    Because the Fund may concentrate in Participation Certificates which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. This includes extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information) which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of this industry. Exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

Portfolio Holdings
------------------

    A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission (the "SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

III.     MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


    The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of January 31, 2007, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $18.0 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of eighteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

    Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to 0.325% per annum of the Fund's average daily net assets up to $750 million, plus 0.30% of such assets in excess of $750 million, for managing the Fund's investment portfolio and performing related services. For the fiscal year ended October 31, 2006, the Manager received a management fee equal to 0.325% per annum of the Fund's average daily net assets. A discussion regarding the basis for the Board of Directors approving the continuance of the Investment Management Contract is available in the Fund's semi-annual report for the period ended April 30, 2006.

    Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund's average daily net assets up to $1.25 billion, plus 0.20% of such assets in excess of $1.25 billion, but not in excess of $1.5 billion, plus 0.19% of such assets in excess of $1.5 billion. For the fiscal year ended October 31, 2006, the Manager received a fee for administrative services equal to 0.13% per annum of the Fund's average daily net assets.

    The Manager, at its discretion, may voluntarily waive all or a portion of the management fee or administrative services fee. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

    In addition, Reich & Tang Distributors, Inc., (the "Distributor"), receives a servicing fee equal to 0.25% per annum of the average daily net assets of the Class A shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to both Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

    Thornburg Investment Management, Inc., a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501 ("Thornburg"), provides administrative and consulting services to the Manager in connection with certain Participation Certificates held by the Fund. Thornburg is paid a fee by the

Manager of an amount equal to 25% of all fees paid to the Manager by the Fund, less certain costs, payments and expenses of the Manager. The Fund does not pay any portion of this fee.

IV.      SHAREHOLDER INFORMATION

    The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations (see "Investments Through Participating Organizations - Purchase of Class A Shares" for a definition of Participating Organizations) and from investors directly.

Pricing of Fund Shares
----------------------

    The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

    The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

    Shares are issued as of the first determination of the Fund's net asset value per share made after receipt and acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor.

    The Fund reserves the right to reject any purchase order of its shares. In addition the Fund does not accept cash and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for Fund shares will not be issued to investors.

Purchase of Fund Shares
-----------------------

    The Fund does not accept a purchase order from investors investing in the Fund directly (i.e., not through Participating Organizations) until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent. Orders from these direct investors that are accompanied by Federal Funds and received after 4:00 p.m., Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

    Investors may, if they wish, invest in the Fund through a Participating Organization with which they have accounts. All other investors, and investors who have accounts with Participating Organizations but do not wish to invest in the Fund through them, may invest in the Fund directly as Class B shareholders. Class B shareholders generally do not receive the benefit of the servicing functions performed by a Participating Organization. Class B shares may also be offered to investors who purchase their shares through Participating Organizations who, because they may not be legally permitted to receive such as fiduciaries, do not receive compensation from the Distributor or the Manager.

    The minimum initial investment in the Fund for both Classes of shares is (i) $1,000 for purchase through Participating Organizations - this may be satisfied by initial investments aggregating $1,000 by a Participating Organization on behalf of their customers whose initial investments are less than $1,000; (ii) $1,000 for securities brokers, financial institutions and other industry professionals that are not Participating Organizations and (iii) $5,000 for all other investors. Initial investments may be made in any amount in excess of the applicable minimums. The minimum amount for subsequent investments is $100 unless the investor is a client of a Participating Organization whose clients have made aggregate subsequent investments of $100. The Fund may waive any minimum purchase requirements.

    Each shareholder, except certain shareholders who invest through accounts at Participating Organizations, will receive from the Fund a personalized monthly statement listing (i) the total number of Fund shares owned as of the statement closing date, (ii) purchases and redemptions of Fund shares and (iii) the dividends paid on Fund shares (including dividends paid in cash or reinvested in additional Fund shares).

Investments Through Participating
Organizations - Purchase of Class A Shares
------------------------------------------

    Generally, investors purchasing shares through a Participating Organization become Class A shareholders and are referred to as Participant Investors. Participating Organizations are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. When instructed by a Participant Investor to purchase or redeem Fund shares, the Participating Organization, on behalf of the Participant Investor, transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

    Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to the Participant Investor showing (i) the total number of Fund shares owned by each Participant Investor as of the statement closing date, (ii) purchases and redemptions of Fund shares by each Participant Investor during the period covered by the statement and
(iii) the income earned by Fund shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

    Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Fund directly. Participating Organizations may also set deadlines for receipt of orders from Participant Investors that are earlier than the order deadline of the Fund due to processing or other reasons. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.


    Qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 4:00 p.m., Eastern time on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m., Eastern time on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.


Initial Direct Purchases of Class B Shares
------------------------------------------

   Investors who wish to invest in the Fund directly may obtain a current Prospectus and the Fund application necessary to open an account by telephoning the Fund at (212) 830-5345 or toll free at (800) 433-1918.

Mail and Personal Delivery
--------------------------

    Investors may send or deliver a check made payable to "Daily Tax Free Income Fund, Inc." along with a completed Fund application to:

    Daily Tax Free Income Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue  -  8th Floor
    New York, New York 10020

    Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds. If your check is returned unpaid due to insufficient funds, your order will be cancelled and your account will be charged a $20 fee for each returned check.

Bank Wire
---------

    To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Fund at (212) 830-5345 or toll free at (800) 433-1918 to obtain a Fund application necessary to open a new account. The investor should complete and fax the Fund application along with any required documentation to the Fund at (212) 315-1112. The original Fund application and documentation should then be mailed to the address specified under "Mail and Personal Delivery." The investor should then telephone the Fund at the above number to obtain a new account number and then instruct a member bank of the Federal Reserve System to wire the amount of the investment immediately to:

    The Bank of New York
    ABA # 021000018
    Reich & Tang Funds
    DDA # 8900403527
    For Daily Tax Free Income Fund, Inc.
    Account of (Investor's Name)
               ----------------------------------
    Fund Account #
                   ------------------------------
    SS#/Tax ID#
               ----------------------------------

    An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.

    There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

Electronic Funds Transfers (EFT),
Pre-authorized Credit and Direct
Deposit Privilege
---------------------------------


    You may purchase shares of the Fund (minimum of $100) by having salary, dividend payments, interest payments or any other payments designated by you, including federal salary, social security, or certain veteran's, military or other payments from the federal government, automatically deposited into your Fund account. You can also have money debited from your checking account. To enroll in any one of these programs, please contact your broker or the Fund for the appropriate form. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Upon notification of death or legal incapacity your participation in the Privilege will automatically terminate. Further, the Fund may terminate your participation in the Privilege upon 30 days' notice to you.


Subsequent Purchases of Shares
------------------------------

    Subsequent purchases can be made by bank wire, as indicated above, or by mailing a check to:

    Daily Tax Free Income Fund, Inc.
    Mutual Funds Group
    P.O. Box 13232 Newark, New Jersey 07101-3232

    There is a $100 minimum for subsequent purchases of shares. All payments should clearly indicate the shareholder's account number.

    Provided that the information on the application form on file with the Fund is still applicable, a shareholder may reopen an account without filing a new Fund application at any time during the year the shareholder's account is closed or during the following calendar year.

Redemption of Shares
--------------------

    A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund upon receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, if the redemption proceeds are being paid by wire (on the next Fund Business Day if paid by check). However, redemption payments will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

    A shareholder's original Fund application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original Fund application by transmitting a written direction to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

    When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

Written Requests
----------------

    Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

    Daily Tax Free Income Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue - 8th Floor
    New York, New York 10020

    All written requests for redemption must be signed by the shareholder, in each case with signature guaranteed, unless otherwise indicated on the Fund application or in a subsequent written authorization.

    Normally the redemption proceeds are paid by check and mailed to the shareholder at the address of record.

Checks
------

    By making the appropriate election on their Fund application, shareholders may request a supply of checks that may be used to effect redemptions from the Class of shares of the Fund in which they invest. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.

    There is no charge to the shareholder for checks provided by the Fund, although there may be fees charged for checks provided in connection with certain cash management programs offered through Participating Organizations. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future.

    Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. Shareholders will be charged a $16 fee for any stop payment requests, a $15 fee if the Fund is requested to deliver a supply of checks overnight and a $4 fee for each copy of a check requested. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

    Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.

Telephone
---------

    The Fund accepts telephone requests for redemptions from shareholders who elect this option on their Fund application. The proceeds of a telephone redemption may be sent to the shareholders at their address of record or, if in excess of $1,000, to their bank accounts, both as set forth in the Fund application or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification at the time of such redemption requests. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.


    A shareholder making a telephone withdrawal should call the Fund at
(212) 830-5345 or toll free at (800) 433-1918 and state: (i) the name of the shareholder appearing on the Fund's records; (ii) the shareholder's account number with the Fund; (iii) the amount to be withdrawn; (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address; and
(v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the same Fund Business Day the redemption is effected, if the redemption proceeds are paid by wire (on the next Fund Business Day if paid by check). The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

Generally
---------


    There is no redemption charge, although there may be a fee charged on certain wire redemption requests, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholders' address of record. If a shareholder elects to redeem all of his shares of the Fund, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption. A redemption of shares may result in taxable income to the shareholder.

    The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings),
(ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

    The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspect fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

    The Fund reserves the right to redeem the shares of any shareholder if the total value of all the remaining shares in the shareholder's or his Participating Organization's account after a withdrawal is less than $500. Written notice of a proposed mandatory redemption will be given at least 30 days in advance to any shareholder whose account is to be redeemed or the Fund may impose a monthly service charge of $10 on such accounts. For Participant Investor accounts, notice of a proposed mandatory redemption will be made to the appropriate Participating Organization only. The Participating Organization will be responsible for notifying the Participant Investors of the proposed mandatory redemption. A shareholder or Participating Organization who receives such notice may avoid mandatory redemption by purchasing sufficient additional shares to increase its account value to the minimum amount during the notice period.

    In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

Specified Amount Automatic Withdrawal Plan
------------------------------------------

    Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $50 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the date specified on the Automatic Withdrawal Authorization form. Whenever such day of the month is not a Fund Business Day, the payment date is the Fund Business Day preceding the day of the month specified on the Automatic Withdrawal Authorization form. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

    The election to receive automatic withdrawal payments may be made at the time of the original application by completing an Automatic Authorization Withdrawal form. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder. However, the Fund does not expect that there will be any realized capital gains.

Dividends and Distributions
---------------------------

    The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

    Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.


    All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholder. See "Tax Consequences."


    Because Class A shares bear the service fee under the Fund's 12b-1 Plan, the net income of and the dividends payable to the Class A shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.

Portfolio Transfers
-------------------

    The Fund may establish separate portfolios in the future. If a shareholder invests in more than one portfolio, that shareholder will have a separate account for each portfolio and will be able to transfer shares from one account to another at any time by instructing the transfer agent in writing or by telephone, subject to the transfer agent's procedures for such transactions. A shareholder who wants to transfer shares into a portfolio that the shareholder does not own shares in at the time of the proposed transfer must satisfy that portfolio's initial investment minimum.

Exchange Privilege
------------------

    Shareholders of the Fund are entitled to exchange some or all of their shares of the Fund for shares of the same Class of certain other investment companies that retain Reich & Tang Asset Management, LLC as investment manager and that participate in the exchange privilege program with the Fund. If only one Class of shares is available in a particular exchange fund, the shareholders of the Fund are entitled to exchange their shares for the shares available in that exchange fund. Currently the exchange privilege program has been established between the Fund and California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Delafield Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., and Short Term Income Fund, Inc. In the future, the exchange privilege program may be extended to other investment companies that retain Reich & Tang Asset Management, LLC as investment adviser or manager.

    There is no charge for the exchange privilege or limitation as to frequency of exchange. The minimum amount for an exchange is $1,000. However, shareholders who are establishing a new account with an investment company through the exchange privilege must ensure that a sufficient number of shares are exchanged to meet the minimum initial investment required for the investment company into which the exchange is being made. Each Class of shares is exchanged at its respective net asset value.

    The exchange privilege provides shareholders of the Fund with a convenient method to shift their investment among different investment companies when they feel such a shift is desirable. The exchange privilege is available to shareholders residing in any state in which shares of the investment company being acquired may legally be sold. Shares of the same Class may be exchanged only between investment company accounts registered in identical names. Before making an exchange, the investor should review the current prospectus of the investment company into which the exchange is to be made. An exchange will be a taxable event to an exchanging shareholder. See "Tax Consequences."

    Instructions for exchanges may be made by sending a written request to:

    Daily Tax Free Income Fund, Inc.
    c/o Reich & Tang Funds
    600 Fifth Avenue - 8th Floor
    New York, New York 10020
or, for shareholders who have elected that option, by telephoning the Fund at
(212) 830-5345 or toll free at (800) 433-1918. The Fund reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

Frequent Trading
----------------

    The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

    Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

    Nonetheless, as indicated under "Pricing of Fund Shares" and "Exchange Privilege," the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.


Tax Consequences
----------------


    The Fund has elected and intends to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code"). As a regulated investment company, dividends paid by the Fund that are designated by the Fund and derived from Municipal Obligations will be exempt from regular federal income tax, provided the Fund meets certain requirements, including the requirement in Code Section 852(b)(5) that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of municipal and other obligations described in Code Section 103(a), but may be subject to the federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from regular federal income tax may be subject to state and local income tax.

    The Fund may invest a portion of its assets in taxable securities the interest income on which is subject to federal, state and local income tax. Dividends paid from taxable income, if any, generally will be taxed to shareholders as ordinary income and are not expected to qualify for the 15 percent tax rate on qualifying dividend income. Distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

    For shareholders that are Social Security recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to adjusted gross income to determine the amount of Social Security benefits includible in gross income.

     Interest on certain personal private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

     The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

    The sale, exchange or redemption of shares will generally be the taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than it paid for its shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

    With respect to variable rate demand instruments, including Participation Certificates therein, the Fund has received an opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Fund, that, as described in such opinion, it will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and that the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations. Paul, Hastings, Janofsky & Walker LLP has pointed out that the Internal Revenue Service has announced it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put, as is the case with securities and participation interests held by the Fund, and could reach a conclusion different from that reached by counsel.


    The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations. Investors should review the information regarding taxes in the Statement of Additional Information.


V.  DISTRIBUTION ARRANGEMENTS

Rule 12b-1 Fees
---------------

    Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the provision of servicing to the Class A shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Class A shares of the Fund only).

    Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and for nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

    Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Class A shares only, a service fee equal to 0.25% per annum of the Class A shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Class A shares of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.

    The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Class A shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing Fund applications for shareholder accounts.

    The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the cost of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Class A shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Class A shares of the Fund; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee (with respect to Class A shares) and past profits for the purposes enumerated in (i) above. The Distributor may determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract or Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.

    The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participating Organization to learn more about payments made to them by the Distributor or its affiliates. Additional information regarding these payments can be found in the Fund's Statement of Additional Information. In addition, to the extent allowable under the National Association of Securities Dealers ("NASD") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

VI.  FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


                                                                     Year Ended October 31,
                                               ------------------------------------------------------------------
Class A shares                                    2006          2005          2004          2003          2002
--------------                                 ----------    ----------    ----------    ----------    ----------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year..........   $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                               ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income....................      0.023         0.012         0.002         0.002         0.007
   Net realized and unrealized gain (loss)
     on investments.........................       --           0.000          --           0.000         0.000
                                               ----------    ----------    ----------    ----------    ----------
   Total from investment operations.........      0.023         0.012         0.002         0.002         0.007
                                               ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income.....     (0.023)       (0.012)       (0.002)       (0.002)       (0.007)
   Net realized gains on investments........       --            --            --            --            --
                                               ----------    ----------    ----------    ----------    ----------
   Total distributions......................     (0.023)       (0.012)       (0.002)       (0.002)       (0.007)
                                               ----------    ----------    ----------    ----------    ----------
Net asset value, end of year................   $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                               ==========    ==========    ==========    ==========    ==========
Total Return................................      2.38%         1.19%         0.22%         0.25%         0.73%
Ratios/Supplemental Data
Net assets, end of year (000's).............   $  91,506     $ 112,115     $ 109,120     $ 109,926     $ 128,709
Ratios to average net assets:
   Expenses, net of fees waived (a).........      1.01%         1.01%         1.00%         1.00%         0.97%
   Net investment income....................      2.34%         1.17%         0.22%         0.25%         0.73%
   Administration fees waived...............      0.08%          --            --            --            --
   Expenses paid indirectly.................       --           0.00%         0.00%         0.00%         0.00%
   Shareholder servicing fees waived........       --            --           0.02%         0.04%          --
   Transfer Agency fees waived..............      0.01%          --            --            --            --

(a) Includes expenses paid indirectly.

                                                                     Year Ended October 31,
                                               ------------------------------------------------------------------
Class B shares                                    2006          2005          2004          2003          2002
--------------                                 ----------    ----------    ----------    ----------    ----------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year..........   $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                               ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income....................      0.026         0.014         0.005         0.005         0.010
   Net realized and unrealized gain (loss)
     on investments.........................       --           0.000          --           0.000         0.000
                                               ----------    ----------    ----------    ----------    ----------
   Total from investment operations.........      0.026         0.014         0.005         0.005         0.010
                                               ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income.....     (0.026)       (0.014)       (0.005)       (0.005)       (0.010)
   Net realized gains on investments........       --            --            --            --            --
                                               ----------    ----------    ----------    ----------    ----------
   Total distribution.......................     (0.026)       (0.014)       (0.005)       (0.005)       (0.010)
                                               ----------    ----------    ----------    ----------    ----------
Net asset value, end of year................   $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                               ==========    ==========    ==========    ==========    ==========
Total Return................................      2.63%         1.44%         0.47%         0.49%         1.05%
Ratios/Supplemental Data
Net assets, end of year (000's).............   $ 217,594     $ 189,986     $ 223,736     $ 275,687     $ 262,311
Ratios to average net assets:
   Expenses (a).............................      0.77%         0.77%         0.75%         0.75%         0.66%
   Net investment income....................      2.59%         1.40%         0.46%         0.49%         1.05%
   Administration fees waived...............      0.08%          --            --            --            --
   Expenses paid indirectly.................       --           0.00%         0.00%         0.00%         0.00%


(a) Includes expenses paid indirectly.

--------------------------------------------------------------------------------


                     NOTICE OF REICH & TANG* PRIVACY POLICY


     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

---------------------------------
* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.



                       THIS IS NOT PART OF THE PROSPECTUS

A Statement of Additional Information
(SAI) dated February 28, 2007, includes
additional information about the Fund
and its investments and is incorporated
by reference into this Prospectus. Further
information about Fund investments is
available in the annual and semi-annual                         DAILY TAX
shareholder reports. You may obtain the                         FREE
SAI, the annual and semi-annual reports                         INCOME
without charge by calling the Fund toll                         FUND, INC.
free at (800) 433-1918. You may also obtain the SAI, the annual and semi-annual reports without charge by visiting the Fund's website at http://www.money-funds.
com/funds/index. To request other
information about the Fund, please call
your financial intermediary or the Fund.

========================================

========================================

A current SAI has been filed with the
Securities and Exchange Commission.
Information about the Fund (including
the SAI) is also available from the Public
Reference Room of the Securities and
Exchange Commission. Information on the
operation of the Public Reference Room may              PROSPECTUS
be obtained by calling the Commission                   February 28, 2007
at (202) 551-8090. Fund reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the
Commission's Public Reference Section,
Washington, D.C. 20549-0104.

Investment Company Act No. 811-3522

        Reich & Tang Distributors, Inc.
              600 Fifth Avenue
              New York, NY 10020
              (212) 830-5345

DTIF2/07P

     Prospectus

     First Southwest Tax Free Income Fund

     Shares of Daily Tax Free Income Fund, Inc.


     February 28, 2007



                                A money market fund whose investment objective is to seek as high a level of current interest income exempt from federal income tax, to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal. This Prospectus relates to the First Southwest Tax Free Income Fund Class only ("FSW shares").


                                The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                The Notice of the Reich & Tang Privacy Policy is included with this Prospectus but is not part of the Prospectus.

[GRAPHIC OMITTED]
                                325 NORTH ST. PAUL STREET
                                SUITE 800
                                DALLAS, TX 75201
                                (214) 953-4000

[GRAPHIC OMITTED]


                        Table of Contents

                         3    Risk/Return Summary: Investments, Risks and Performance
                         6    Risk/Return Summary: Fee Table
                         7    Investment Objectives, Principal Investment Strategies
                              and Related Risks
                         9    Management, Organization and Capital Structure
                        10    Shareholder Information
                        16    Distribution Arrangements
                        18    Financial Highlights



PROSPECTUS                              2

[GRAPHIC OMITTED]

Risk/Return Summary:
Investments, Risks and Performance

Investment Objective

The Fund seeks to provide its investors with as high a level of current interest income exempt from federal income tax, to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objective.

Principal Investment Strategies

The Fund intends to achieve its investment objective by investing principally in short-term, high quality, debt obligations issued by states and municipal governments and their authorities, agencies and political subdivisions. The Fund will also invest in Participation Certificates, which evidence ownership of an interest in the underlying Municipal Obligations. Participation Certificates are purchased from banks, insurance companies, or other financial institutions. These debt obligations, including Participation Certificates therein, are collectively referred to throughout the Prospectus as Municipal Obligations.


The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

The Fund intends to concentrate (i.e., invest 25% or more of the Fund's total net assets) in Municipal Obligations. Holdings within Municipal Obligations may be in Participation Certificates in industrial revenue bonds purchased from and secured by banks. Industrial revenue bonds are issued by public authorities to provide funding for various privately operated industrial facilities.

Principal Risks

|X| Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

|X| The value of the Fund's shares and the securities held by the Fund can each decline in value.

|X| An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

|X| The amount of income the Fund generates will vary with changes in prevailing interest rates.

                                                                     PROSPECTUS
                                      3

|X| Because the Fund intends to concentrate in Participation Certificates and other Municipal Obligations, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio. In addition, because the Fund purchases Participation Certificates from banks and the Participation Certificates are backed by bank letters of credit or guarantees, investment in the Fund should be made with an understanding of the risks that an investment in the banking industry may entail.


|X| An investment in the Fund should be made with an understanding of the risks that an investment in Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations.

|X| Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income of the Fund may be subject to taxation, including the federal alternative minimum tax.

Risk/Return Bar Chart


The following bar chart and table may assist you in deciding whether to invest in the FSW shares. The bar chart shows the change in the annual total returns of the Fund's FSW shares for the last four calendar years. The table shows the average annual total returns for the last one year and since inception periods of the FSW shares. While analyzing this information, please note that the Fund's past performance is not an indication of how the Fund will perform in the future. The current 7-day yield of the Fund may be obtained by calling the Fund toll free at (800) 678-3792.



PROSPECTUS

[GRAPHIC OMITTED]

First Southwest Tax Free Income Fund Shares -
Daily Tax Free Income Fund, Inc. (1)(2)


CALENDAR YEAR END       % TOTAL RETURN
-----------------       --------------


2003                    0.17%
2004                    0.28%
2005                    1.39%
2006                    2.46%



(1) The FSW shares' highest quarterly return was 0.66% for the quarter ended December 31, 2006; the lowest quarterly return was 0.01% for the quarter ended September 30, 2003.

(2) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.

Average Annual Total Returns - For the periods ended December 31, 2006


                                                             FSW Shares
                                                             ----------
      One Year                                               2.46%
      Since Inception*                                       1.02%

* The inception date for the FSW shares was August 5, 2002.


                                                                    PROSPECTUS
                                       5

[GRAPHIC OMITTED]
Fee Table

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)


                                                           FSW
                                                          Shares
                                                          ------
Management Fees...........................                 0.33%
Distribution and Service (12b-1) Fees*....                 0.50%
Other Expenses............................                 0.46%
         Administration Fees*.............       0.21%
                                                          ------
Total Annual Fund Operating Expenses*.....                1.29%

* The Fund's investment manager voluntarily waived a portion of the Administrative Fees. After such waivers, the Administration Fees were 0.13% for FSW Shares. The Fund's distributor has voluntarily waived a portion of the 12b-1 Fees with respect to the FSW shares. After such waiver, the 12b-1 Fees were 0.33%. As a result, the actual Total Annual Fund Operating
   Expenses were 1.04%. These fee waiver arrangements may be terminated at any time at the option of the Fund's investment manager and/or the Fund's distributor.


Example

This Example is intended to help you compare the cost of investing in the FSW shares with the cost of investing in other money market funds.

The Example assumes that you invest $10,000 in FSW shares for the time periods indicated and then redeem all of your shares at the end of those periods. The
Example also assumes that your investment has a 5% return each year and that the FSW shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                       1 Year          3 Years        5 Years     10 Years
FSW Shares             $131            $407           $705        $1,551


PROSPECTUS
                                       6

[GRAPHIC OMITTED]
Investment Objectives, Principal Investment Strategies and Related Risks

Investment Objective

The Fund is a diversified, tax-exempt money market fund whose investment objective is to seek to provide its investors with as high a level of current interest income exempt from federal income tax, to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal.

The investment objective of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

Principal Investment Strategies

Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from federal income tax. This policy is fundamental and may not be changed without shareholder approval.

With respect to up to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to specific types of short-term, fixed income securities as more fully described in "Description of the Fund and Its Investments and Risks - Taxable Securities" in the Statement of Additional Information.

The Fund will also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e., banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates causes the Fund to be treated as the owner of the underlying Municipal Obligations for federal income tax purposes.


The Fund may invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other Municipal Obligations, provided, however, that such investments may not exceed 25% of the Fund's total assets to the extent that (i) the interest and principal on such instruments are payable solely from the revenues or assets of a private project or private entity, and (ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof.


                                                                      PROSPECTUS

The Fund may also purchase securities and Participation Certificates whose interest income may be subject to the federal alternative minimum tax. However, these investments are included in the same 20% of net assets that may be invested in taxable securities.

As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objective.

The Fund shall not invest more than 5% of its total assets in securities issued by a single issuer.

With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

The Fund's investment manager considers the following factors when buying and selling securities for the portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. Other requirements pertain to the maturity and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but which have been determined by the Fund's investment manager to be of comparable quality.

For a more detailed description of (i) the securities that the Fund will invest in, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

Risks

The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e., Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. The Fund may still be exposed to the credit risk of the credit or liquidity support provider. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

PROSPECTUS

Because the Fund may concentrate in Participation Certificates which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. This includes extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information) which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of this industry. Exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. 9

Portfolio Holdings

A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission (the "SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's website at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

[GRAPHIC OMITTED]
Management, Organization and Capital Structure


The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of January 31, 2007, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $18.0 billion. The Manager has been an investment adviser since 1970 and currently is manager or sub-adviser of eighteen other registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to 0.325% per annum of the Fund's average daily net assets up to $750 million, plus 0.30% of such assets in excess of $750 million, for managing the Fund's investment portfolio and performing


                                                                      PROSPECTUS
related services. For the fiscal year ended October 31, 2006, the Manager received a management fee equal to 0.325% per annum of the Fund's average daily net assets. A discussion regarding the basis for the Board of Directors approving the continuance of the Investment Management Contract is available in the Fund's semi-annual report for the period ended April 30, 2006.

Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with personnel to perform all other clerical and accounting type functions not performed by the Manager under the Investment Management Contract. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund's average daily net assets up to $1.25 billion, plus 0.20% of such excess of $1.25 billion, but not in excess of $1.5 billion, plus 0.19% of such assets in excess of $1.5 billion. For the fiscal year ended October 31, 2006, the Manager received a fee for administrative services it performed equal to 0.13% per annum of the Fund's average daily net assets.

The Manager, at its discretion, may voluntarily waive all or a portion of the management fee or administrative services fee. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

In addition, Reich & Tang Distributors, Inc. (the "Distributor"), receives a servicing fee equal to 0.25% per annum of the average daily net assets of the FSW shares under the Shareholder Servicing Agreement and a fee equal to 0.25% per annum of the average daily net assets of the FSW shares under the Distribution Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to all Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.

Thornburg Investment Management, Inc., a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501 ("Thornburg"), provides administrative and consulting services to the Manager in connection with certain Participation Certificates held by the Fund. Thornburg is paid a fee by the Manager of an amount equal to 25% of all fees paid to the Manager by the Fund, less certain costs, payments and expenses of the Manager. The Fund does not pay any portion of this fee.

[GRAPHIC OMITTED]
Shareholder Information

The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions. All transactions in FSW shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from First Southwest Company.

PROSPECTUS

Pricing of Fund Shares

The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

Shares are issued as of the first determination of the Fund's net asset value per share made after receipt and acceptance by the Fund's transfer agent of First Southwest Company's purchase order. In order to maximize earnings on its portfolios, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Shares of the Fund begin accruing income on the day the shares are issued.

The Fund reserves the right to reject any purchase order for its shares. In addition, the Fund does not accept cash and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for the FSW shares will not be issued to investors.

Purchase of FSW Shares

Only the FSW shares are offered through this Prospectus. These shares are offered only through a First Southwest Cash Force Account. All shares are held in an omnibus account at the Fund through First Southwest Company, which will maintain individual investor accounts.

There is no minimum initial or subsequent investment amount for FSW shares.


Each FSW shareholder will receive a personalized monthly statement from First Southwest Company listing (i) the total number of FSW shares owned as of the statement closing date, (ii) purchases and redemptions of FSW shares and (iii) the dividends paid on FSW shares reinvested in additional shares.

                                                                      PROSPECTUS
                                       11

When instructed by a FSW shareholder to purchase or redeem shares, First Southwest Company, on behalf of the shareholder, promptly transmits to the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.


First Southwest Company may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with First Southwest Company before 4:00 p.m., Eastern time on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m., Eastern time on the day he placed his order with First Southwest Company. First Southwest Company is responsible for instituting procedures to ensure that purchase orders by its respective clients are processed expeditiously.


Initial And Subsequent Purchases:
By Check:


Mail or deliver your check made payable to First Southwest Company, 325 North St. Paul Street, Suite 800, Dallas, TX 75201.


By Sweep:

First Southwest Company offers automatic daily "sweep" of funds between your brokerage account and the Fund.

Electronic Funds Transfers (EFT)



You may purchase FSW shares by having salary, dividend payments, interest payments or any other payments designated by you including federal salary, social security, or certain veteran's, military or other payments from the federal government automatically deposited into your account. You can also have money debited from your checking account. To enroll in any one of these programs, you must file with the entity that makes payments to you the forms that the entity requests. Contact the depositing entity to obtain its forms. You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity and/or federal agency. Upon notification of death or legal incapacity your participation in the electronic funds transfer program will automatically terminate. Further, First Southwest Company, on behalf of the Fund, may terminate your participation in the program upon 30 days' notice to you.

Redemption of Shares

A redemption is effected immediately following, and at a price determined in accordance with, the next determination of net asset value per share of the Fund's shares following receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which the Fund's transfer agent may require). Normally, payment for redeemed shares is made on the same Fund Business Day the redemption is effected, if the redemption proceeds are being paid by wire (on the next Fund Business Day if paid by check). Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

You may redeem FSW shares by contacting your account executive.

PROSPECTUS
                                       12

Generally

There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Unless other instructions are given in proper form to First Southwest Company, a check for the proceeds of a redemption will be sent to the shareholder's address of record by First Southwest Company upon their receipt of funds from the Fund's transfer agent. If a shareholder elects to redeem all of his or her shares of the Fund, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption. A redemption of shares may result in taxable income to the shareholder.


The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspects fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

Dividends and Distributions

The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

All dividends and distributions of capital gains are automatically reinvested, at no charge, in additional FSW shares immediately upon payment thereof. The reinvestment of capital gains or any taxable dividends does not avoid a taxable event to the shareholder. See "Tax Consequences."


                                                                      PROSPECTUS

Frequent Trading

The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

Nonetheless, as indicated under "Pricing of Fund Shares" the Fund reserves the right to reject any purchase order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

Tax Consequences

The Fund has elected and intends to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code"). As a regulated investment company, dividends paid by the Fund that are designated by the Fund and derived from Municipal Obligations will be exempt from regular federal income tax, provided the Fund meets certain requirements, including the requirement in Code Section 852(b)(5) that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of municipal and other obligations described in Code Section 103(a), but may be subject to the federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from regular federal income tax may be subject to state and local income tax.


PROSPECTUS
                                       14

The Fund may invest a portion of its assets in taxable securities the interest income on which is subject to federal, state and local income tax. Dividends paid from taxable income, if any, generally will be taxed to shareholders as ordinary income and are not expected to qualify for the 15 percent tax rate on qualifying dividend income. Distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

For shareholders that are Social Security recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to adjusted gross income to determine the amount of Social Security benefits includible in gross income.

Interest on certain personal private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceeds their alternative minimum taxable income (determined without this tax item). In certain cases shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

The sale or redemption of shares will generally be the taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than it paid for its shares.

With respect to variable rate demand instruments, including Participation Certificates therein, the Fund has received an opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Fund, that, as described in such opinion, it will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations. Paul, Hastings, Janofsky & Walker LLP has pointed out that the Internal Revenue Service has announced it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put, as is the case with securities and participation interests held by the Fund, and could reach a conclusion different from that reached by counsel.

The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

Investors should review the information regarding taxes in the Statement of Additional Information.


PROSPECTUS
                                       15

[GRAPHIC OMITTED]
Distribution Arrangements

Rule 12b-1 Fees

Investors do not pay a sales charge to purchase FSW shares. However, the Fund pays fees in connection with the distribution of shares and for services provided to FSW shareholders. The FSW shares pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement with respect to the FSW shares.

Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. The Distributor receives, with respect to the FSW shares, a distribution fee equal to 0.25% per annum of the FSW shares' average daily net assets (the "Distribution Fee") for providing distribution related services, and as agent for the Fund, the Distributor will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the FSW shares, a service fee equal to 0.25% per annum of the FSW shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts.

The fees are accrued daily and paid monthly and any portion of the fees may be deemed to be used by the Distributor for payments to First Southwest Company with respect to its provision of such services to its clients or customers who are FSW shareholders. The Distributor, at its discretion, may voluntarily waive all or a portion of the Distribution Fee or Shareholder Servicing Fee.

The Plan and the Shareholder Servicing Agreement provide that, in addition to the Shareholder Servicing Fee, the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Distributor and First Southwest Company in carrying out their obligations under the Shareholder Servicing Agreement with respect to FSW shares or the Distributor's agreement with First Southwest Company as the case may be, and
(ii) preparing, printing and delivering the Fund's prospectus to existing FSW shareholders and preparing and printing subscription application forms for shareholder accounts.

The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee and administrative services fee and past profits


PROSPECTUS
for the following purposes: (i) to pay the cost of, and to compensate First Southwest Company, for performing shareholder servicing on behalf of the FSW shares; (ii) to compensate First Southwest Company for providing assistance in distributing the FSW shares and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's FSW shares. The Distributor may also make payments from time to time from its own resources, which may include (a) the Shareholder Servicing Fee and past profits, for the purposes enumerated in (i) above and (b) the Distribution Fee and past profits, for the purposes enumerated in (ii) and
(iii) above. The Distributor may determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract or the Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement or Distribution Agreement in effect for that year.

First Southwest Company receives distribution and servicing payments from the Distributor with respect to FSW shares in amounts that exceed the payments the Distributor receives from the Fund pursuant to the Plan, Distribution Agreement and Shareholder Servicing Agreement with respect to such shares. The excess of such payments over the total payments the Distributor receives from the Fund represents payments made out of the Manager's and/or Distributor's own resources. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to First Southwest Company for providing services to the Fund or its shareholders, including, without limitation, shareholder servicing and distribution assistance. The amount of these payments may be significant and may create an incentive for First Southwest Company to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your financial advisor to learn more about these payments. In addition, to the extent allowable under the National Association of Securities Dealers ("NASD") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for First Southwest Company and may provide non-cash compensation to First Southwest Company like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

                                                                      PROSPECTUS
                                       17

[GRAPHIC OMITTED]
Financial Highlights

This financial highlights table is intended to help you understand the financial performance of the FSW shares since the inception of the FSW shares. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                                                                     August 5, 2002
                                                                           Years Ended October 31,                  (Commencement of
                                                             ----------------------------------------------------     Offering) to
First Southwest shares                                          2006          2005          2004          2003      October 31, 2002
----------------------                                       ----------    ----------    ----------    ----------   ----------------
Per Share Operating Performance:
(for a share outstanding throughout the period)
Net asset value, beginning of period.......................  $  1.00       $  1.00       $  1.00       $  1.00         $  1.00
                                                             ----------    ----------    ----------    ----------      ----------
Income from investment operations:
   Net investment income...................................     0.023         0.012         0.002         0.002           0.002
   Net realized and unrealized gain (loss)
     on investments........................................      --           0.000          --           0.000           0.000
                                                             ----------    ----------    ----------    ----------      ----------
   Total from investment operations........................     0.023         0.012         0.002         0.002           0.002
                                                             ----------    ----------    ----------    ----------      ----------
Less distributions:
   Dividends from net investment income....................    (0.023)       (0.012)       (0.002)       (0.002)         (0.002)
   Net realized gains on investments.......................      --            --            --            --              --
                                                             ----------    ----------    ----------    ----------      ----------
   Total distribution......................................    (0.023)       (0.012)       (0.002)       (0.002)         (0.002)
                                                             ----------    ----------    ----------    ----------      ----------
Net asset value, end of period.............................  $  1.00       $  1.00       $  1.00       $  1.00         $  1.00
                                                             ==========    ==========    ==========    ==========      ==========
Total Return...............................................     2.34%         1.18%         0.19%         0.23%           0.15%(a)
Ratios/Supplemental Data
Net assets, end of period (000's)..........................  $  43,552     $  66,733     $  42,836     $  36,691       $  19,318
Ratios to average net assets:
   Expenses, net of fees waived (b)........................     1.04%         1.04%         1.03%         1.02%           1.03%(c)
   Net investment income...................................     2.28%         1.20%         0.20%         0.19%           0.63%(c)
   Administration fees waived..............................     0.08%          --            --            --              --
   Expenses paid indirectly................................      --           0.00%         0.00%         0.00%           0.00%(c)
   Shareholder servicing fees and distribution fees waived.     0.17%         0.17%         0.17%         0.19%           0.08%(c)


(a) Not annualized
(b) Includes expenses paid indirectly if applicable
(c) Annualized

PROSPECTUS
                                       18

                     NOTICE OF REICH & TANG* PRIVACY POLICY

     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

_________________________

* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.


                       THIS IS NOT PART OF THE PROSPECTUS

[GRAPHIC OMITTED]                                   PROSPECTUS FEBRUARY 28, 2007
FIRST SOUTHWEST PRIME INCOME FUND SHARES
OF SHORT TERM INCOME FUND, INC.
MONEY MARKET PORTFOLIO


A Statement of Additional Information (SAI)
dated February 28, 2007, includes
additional information about the Fund and
its investments and is incorporated by
reference into this Prospectus. Further
information about Fund investments is                         [GRAPHIC OMITTED]
available in the annual and semi-annual                        First Southwest
shareholder reports. You may obtain the                        Tax Free Income
SAI, the annual and semi-annual reports                                  Fund
and other material incorporated by
reference without charge by calling the
Fund toll free at (800) 433-1918. You
may also obtain the SAI and the annual
report and semi-annual reports without
charge by visiting the Fund's website at http://www.money-funds.com/funds/FirstSouthwest.
To request other information about the
Fund, please call your financial
intermediary or the Fund.

-------------------------------------------

A current SAI has been filed with the
Securities and Exchange Commission.
Information about the Fund (including the SAI) is also available from the Public
Reference Room of the Securities and
Exchange Commission. Information on the
operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Fund reports and other information about the Fund are available on the EDGAR Database on the Commission's
Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section,
Washington, D.C. 20549-0102.


Investment Company Act No. 811-2950

                First Southwest Company
              325 North St Paul, Suite 800
                    Dallas, TX 75201
                     (214) 953-4000


FSWSTIF1206P

         Daily Tax Free Income Fund, Inc. - Thornburg Class of Shares

         Daily Tax Free

         Income Fund, Inc.

         Thornburg Class of Shares


         Distributed through Thornburg Securities Corporation


         Prospectus
         February 28, 2007

                                   A money market fund whose investment
                                   objective is to seek as high a level of
                                   current interest income exempt from
                                   federal income tax, to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal. This Prospectus relates to the Thornburg Class only ("Thornburg shares").


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Notice of the Reich & Tang Privacy Policy is included with this Prospectus but is not part of the Prospectus.

                        DAILY TAX FREE INCOME FUND, INC.


TABLE OF CONTENTS
3      Risk/Return Summary: Investments, Risks
       and Performance

5      Risk/Return Summary: Fee Table

6      Investment Objectives, Principal Investment
       Strategies and Related Risks

7      Management, Organization and Capital Structure

8      Shareholder Information

16     Distribution Arrangements

18     Financial Highlights

                        DAILY TAX FREE INCOME FUND, INC.

RISK/RETURN SUMMARY: INVESTMENTS, RISKS
AND PERFORMANCE

INVESTMENT OBJECTIVE

The Fund seeks to provide its investors with as high a level of current interest income exempt from federal income tax, to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

The Fund intends to achieve its investment objective by investing principally in short-term, high quality, debt obligations issued by states and municipal governments and their authorities, agencies and political subdivisions. The Fund will also invest in Participation Certificates, which evidence ownership of an interest in the underlying Municipal Obligations. Participation Certificates are purchased from banks, insurance companies, or other financial institutions. These debt obligations, including Participation Certificates therein, are collectively referred to throughout the Prospectus as Municipal Obligations.

The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.

The Fund intends to concentrate (i.e., invest 25% or more of the Fund's total net assets) in Municipal Obligations. Holdings within Municipal Obligations may be in Participation Certificates in industrial revenue bonds, purchased from and secured by banks. Industrial revenue bonds are issued by public authorities to provide funding for various privately operated industrial facilities.

PRINCIPAL RISKS

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

o The amount of income the Fund generates will vary with changes in prevailing interest rates.


o Because the Fund intends to concentrate in Participation Certificates and other Municipal Obligations, investors should also consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio. In addition, because the Fund purchases Participation Certificates from banks and the Participation Certificates are backed by bank letters of credit and guarantees, investment in the Fund should be made with an understanding of the risks that an investment in the banking industry may entail.


o An investment in the Fund should be made with an understanding of the risks that an investment in Municipal Obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of issuers and/or obligors of state, municipal and public authority debt obligations to meet their payment obligations.

o Because the Fund reserves the right to invest up to 20% of its net assets in taxable securities, investors should understand that some of the income of the Fund may be subject to taxation, including the federal alternative minimum tax.

RISK/RETURN BAR CHART

The following bar chart and table may assist you in deciding whether to invest in the Thornburg shares. The bar chart shows the change in the annual total returns of the Thornburg shares for the last six calendar years. The table shows the average annual total returns for the last one and five year and since inception periods of the Thornburg shares. While analyzing this information, please note that the Fund's past performance is not an indication of how the Fund will perform in the future. The current 7-day yield of the Fund may be obtained by calling the Fund toll free at (800) 847-0200.

                        DAILY TAX FREE INCOME FUND, INC.


              Daily Tax Free Income Fund, Inc. - Thornburg Shares(1)(2)

[GRAPHIC OMITTED]

Calendar Year End       % Total Return
=================       ==============

2001                    2.15%
2002                    0.65%
2003                    0.19%
2004                    0.31%
2005                    1.42%
2006                    2.49%



(1) The Thornburg shares' highest quarterly return was 0.69% for the quarter ended June 30, 2001; the lowest quarterly return was 0.02% for the quarter ended September 30, 2003.


(2) Participating Organizations may charge a fee to investors for purchasing and redeeming shares. Therefore, the net return to such investors may be less than if they had invested in the Fund directly.


Average Annual Total Returns - for the periods ended December 31, 2006

                                                        Thornburg Shares
                                                        ================

One Year                                                     2.49%
Five Years                                                   1.01%
Since Inception*                                             1.48%

* Inception date is February 8, 2000 for the Thornburg Shares.

                        DAILY TAX FREE INCOME FUND, INC.

                                    FEE TABLE
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Annual Fund Operating Expenses
------------------------------
(expenses that are deducted from Fund assets)
                                                  Thornburg Shares
                                                  ================


Management Fees................................            0.33%
Distribution and Service (12b-1) Fees..........            0.25%
Other Expenses.................................            0.51%
  Administration Fees*.........................   0.21%
                                                          ------
Total Annual Fund Operating Expenses*..........            1.09%
                                                           =====

* The Fund's investment manager voluntarily waived a portion of the Administrative Fees. After such waivers, the Administration Fees were 0.13%.
   As a result,  the actual Total Annual Fund Operating Expenses were 1.01%.
   These fee waiver arrangements may be terminated at any time at the option of the Fund's investment manager and/or the Fund's distributor.



Example
=======

This Example is intended to help you compare the cost of investing in the Thornburg shares with the cost of investing in other money market funds.

The Example assumes that you invest $10,000 in the Thornburg shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Thornburg shares' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            1 Year         3 Years        5 Years     10 Years

Thornburg Shares:           $111           $345           $598        $1,323

                                      -5-

                        DAILY TAX FREE INCOME FUND, INC.

INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVE

    The Fund is a diversified, tax-exempt money market fund whose investment objective is to seek to provide its investors with as high a level of current interest income exempt from federal income tax to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal. The investment objective of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund.

PRINCIPAL INVESTMENT STRATEGIES

    Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations, the Fund at all times will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Municipal Obligations, the income from which is exempt from federal income tax. This policy is fundamental and may not be changed without shareholder approval.

    With respect to up to 20% of its net assets, the Fund may purchase taxable securities, including Municipal Obligations whose interest income is subject to federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to specific types of short-term, fixed income securities as more fully described in "Description of the Fund and Its Investments and Risks - Taxable Securities" in the Statement of Additional Information.

    The Fund will also invest in Participation Certificates in Municipal Obligations. Participation Certificates represent the Fund's interest in a Municipal Obligation that is held by another entity (i.e., banks, insurance companies or other financial institutions). Instead of purchasing a Municipal Obligation directly, the Fund purchases and holds an undivided interest in a Municipal Obligation that is held by a third party. The Fund's interest in the underlying Municipal Obligation is proportionate to the Fund's participation interest. Ownership of the Participation Certificates causes the Fund to be treated as the owner of the underlying Municipal Obligations for federal income tax purposes.

    The Fund may invest more than 25% of its assets in Participation Certificates purchased from banks in industrial revenue bonds and other Municipal Obligations, provided, however, that such investments may not exceed 25% of the Fund's total assets to the extent that (i) the interest and principal on such instruments are payable solely from the revenues or assets of a private project or private entity, and (ii) such instruments are not guaranteed by a state, state agency, or a political subdivision thereof.

    The Fund may also purchase securities and Participation Certificates whose interest income may be subject to the federal alternative minimum tax. However, these investments are included in the same 20% of net assets that may be invested in taxable securities.

    As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies or remain uninvested in an attempt to respond to adverse market, economic, political or other conditions as determined by the investment manager. Such a temporary defensive position may cause the Fund to not achieve its investment objective.

    The Fund shall not invest more than 5% of its total assets in securities issued by a single issuer.

    With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations backed by a demand feature or guarantee from the same institution.

    The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.

    The Fund's investment manager considers the following factors when buying and selling securities for the portfolio: (i) the availability of cash, (ii) redemption requests, (iii) yield management, and (iv) credit management.

    In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. Other requirements pertain to the maturity and credit quality of

                        DAILY TAX FREE INCOME FUND, INC.

    the securities in which the Fund may invest. The Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in the Fund, on a dollar-weighted basis, will be 90 days or less.

    The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but which have been determined by the Fund's investment manager to be of comparable quality.

    For a more detailed description of (i) the securities that the Fund will invest in, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.

RISKS

    The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.

    By investing in liquid, short-term, high quality investments that have high quality credit support from banks, insurance companies or other financial institutions (i.e., Participation Certificates and other variable rate demand instruments), the Fund's management believes that it can protect the Fund against credit risks that may exist on long-term Municipal Obligations. The Fund may still be exposed to the credit risk of the credit or liquidity support provider. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.

    Because the Fund may concentrate in Participation Certificates which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. This includes extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information) which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of this industry. Exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

PORTFOLIO HOLDINGS

    A schedule of the Fund's complete portfolio holdings, current as of month-end, will be available on the Fund's website no earlier than 5 days after the end of each month. This information will remain available on the website at least until updated for the next month or until the Fund files with the Securities and Exchange Commission (the "SEC") its semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The most recent schedule is available on the Fund's web site at http://www.money-funds.com/portfolioholdings or by calling toll free at (800) 433-1918. The Fund may terminate or modify this policy at any time without further notice to shareholders. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


    The Fund's investment manager is Reich & Tang Asset Management, LLC (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of January 31, 2007, the Manager was the investment manager, adviser or sub-adviser with respect to assets aggregating in excess of $18.0 billion. The Manager

                        DAILY TAX FREE INCOME FUND, INC.


    has been an investment adviser since 1970 and currently is manager or sub-adviser of eighteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

    Pursuant to the Investment Management Contract between the Fund and the Manager, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to 0.325% per annum of the Fund's average daily net assets up to $750 million, plus 0.30% of such assets in excess of $750 million, for managing the Fund's investment portfolio and performing related services. For the fiscal year ended October 31, 2006, the Manager received a management fee equal to 0.325% per annum of the Fund's average daily net assets. A discussion regarding the basis for the Board of Directors approving the continuance of the Investment Management Contract is available in the Fund's semi-annual report for the period ended April 30, 2006.

    Pursuant to the Administrative Services Contract between the Fund and the Manager, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to 0.21% per annum of the Fund's average daily net assets up to $1.25 billion, plus 0.20% of such assets in excess of $1.25 billion, but not in excess of $1.5 billion, plus 0.19% of such assets in excess of $1.5 billion. For the fiscal year ended October 31, 2006, the Manager received a fee for administrative services equal to 0.13% per annum of the Fund's average daily net assets.

    The Manager, at its discretion, may voluntarily waive all or a portion of the management fee or administrative services fee. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.

    In addition, Reich & Tang Distributors, Inc., (the "Distributor"), receives a servicing fee equal to 0.25% per annum of the average daily net assets of the Thornburg shares under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to each Class of shares of the Fund, will be allocated daily to each Class based on the percentage of shares outstanding for each Class at the end of the day.

    Thornburg Investment Management, Inc., a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501 ("Thornburg"), provides administrative and consulting services to the Manager in connection with certain Participation Certificates held by the Fund. Thornburg is paid a fee by the Manager of an amount equal to 25% of all fees paid to the Manager by the Fund, less certain costs, payments and expenses of the Manager. The Fund does not pay any portion of this fee.

SHAREHOLDER INFORMATION

    The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a charge for either purchases or redemptions. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations (see "Investments Through Participating Organizations" for a definition of Participating Organizations) and from investors directly.

PRICING OF SHARES

    The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except (i) days on which the New York Stock Exchange is closed for trading (i.e., national holidays) and (ii) Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value. The net asset value is computed by dividing

                        DAILY TAX FREE INCOME FUND, INC.

    the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.

    The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

    Shares are issued as of the first determination of the Fund's net asset value per share made after receipt and acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). Fund shares begin accruing income on the day the shares are issued to an investor.

    The Fund reserves the right to reject any purchase order of its shares. In addition, the Fund does not accept cash and may refuse to accept cash equivalents (i.e., travelers cheques, money orders, cashier's checks or similar instruments) and certain other forms of payment at its discretion. Certificates for the Thornburg shares will not be issued to investors.

PURCHASE OF SHARES

    The Fund does not accept a purchase order from investors investing in the Fund directly (i.e., not through Participating Organizations) until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent. Orders from these direct investors that are accompanied by Federal Funds and received after 4:00 p.m., Eastern time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day.

    Only Thornburg shares are offered through this prospectus. Investors may, if they wish, invest in the Fund through a Participating Organization with which they have an account ("Participant Investors") or directly by following the instructions provided in this Prospectus. "Participating Organizations" are securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into shareholder servicing agreements with the Distributor with respect to investment of their customer accounts in the Fund. The minimum initial investment through Participating Organizations is $5,000. The minimum amount for a subsequent purchase is $100. An Automated Investment Plan using the Automated Clearing House ("ACH") system is available by selecting the option on the application or by requesting a form at (800) 847-0200. The Fund may waive any minimum purchase requirements.

    Federal law requires the Fund and/or Participating Organization through which you purchase shares to obtain, verify and record information, which identifies each person who opens an account. You will be asked to supply your name, address, date of birth, and other information identifying you. The Fund and/or Participating Organization may reject any new account application if the required information is not provided.

INVESTMENTS THROUGH PARTICIPATING ORGANIZATIONS

    Participant Investors may, if they wish, invest in the Fund through the Participating Organizations, such as Thornburg Securities Corporation, with which they have accounts. When instructed by its customer to purchase or redeem Fund shares, the Participating Organization, on behalf of the customer, transmits to

                        DAILY TAX FREE INCOME FUND, INC.

    the Fund's transfer agent a purchase or redemption order, and in the case of a purchase order, payment for the shares being purchased.

    Participating Organizations may confirm to Participant Investors each purchase and redemption of Fund shares for their accounts. Also, Participating Organizations may send periodic account statements to the Participant Investor showing (i) the total number of Fund shares owned by each Participant Investor as of the statement closing date, (ii) purchases and redemptions of Fund shares by each Participant Investor during the period covered by the statement and (iii) the income earned by Fund shares of each Participant Investor during the statement period (including dividends paid in cash or reinvested in additional Fund shares). Participant Investors whose Participating Organizations have not undertaken to provide such statements will receive them from the Fund directly.

    Participating Organizations may charge Participant Investors a fee in connection with their use of specialized purchase and redemption procedures. In addition, Participating Organizations offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly, may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through Participating Organizations may be less than the net yield that could be achieved by investing in the Fund directly. Participating Organizations may also set deadlines for receipt of orders from Participant Investors that are earlier than the order deadline of the Fund due to processing or other reasons. A Participant Investor should read this Prospectus in conjunction with the materials provided by the Participating Organization describing the procedures under which Fund shares may be purchased and redeemed through the Participating Organization.


    Qualified Participating Organizations may transmit an investor's purchase or redemption order to the Fund's transfer agent after 4:00 p.m., Eastern time on the day the order is received from the investor as long as the investor has placed his order with the Participating Organization before 4:00 p.m., Eastern time on that day. The investor will then receive the net asset value of the Fund's shares determined as of 4:00 p.m., Eastern time on the day he placed his order with the qualified Participating Organization. Participating Organizations are responsible for instituting procedures to insure that purchase orders by their respective clients are processed expeditiously.


DIRECT PURCHASE OF SHARES

    Investors may obtain a current prospectus and the Fund application necessary to open an account by telephoning the Fund toll free at (800) 847-0200.
MAIL
----

    Investors may send a check made payable to "Daily Tax Free Income Fund, Inc.
    - Thornburg Shares" along with a completed Fund application to:

    Daily Tax Free Income Fund, Inc. -
    Thornburg Shares
    c/o BFDS
    P.O. Box 219017
    Kansas City, MO 64121-9017

    Checks are accepted subject to collection at full value in United States currency. Payment by a check drawn on any member of the Federal Reserve System will normally be converted into Federal Funds within two business days after receipt of the check. Checks drawn on a non-member bank may take substantially longer to convert into Federal Funds.

BANK WIRE
--------

    To purchase shares of the Fund using the wire system for transmittal of money among banks, an investor, prior to his or her initial purchase of shares, should first telephone the Fund toll free at (800) 847-0200 to obtain a Fund application necessary to open a new account. The investor should complete and fax the Fund application along with any required documentation to the Fund at (505) 984-8973. The original Fund application and documentation should then be mailed to the address specified under "Mail." The investor should then telephone the Fund at the above number to obtain a new account number and then instruct

                        DAILY TAX FREE INCOME FUND, INC.

    a member bank of the Federal Reserve System to wire the amount of the investment immediately to:

    State Street Bank and Trust Company
    ABA # 011000028
    BFDS Purchase Account
    DDA # 9904946-2
    For Daily Tax Free Income Fund, Inc.
    Fund Account #
                  -------------------------------
    Investor's Name
                   ------------------------------

    An account will not be opened until the Fund has received the Fund application and required documentation in proper form and has accepted the purchase order for its shares.

    There may be a charge by the investor's bank for transmitting the money by bank wire, and there also may be a charge for use of Federal Funds. The Fund does not charge investors in the Fund for its receipt of wire transfers. Payment in the form of a "bank wire" received prior to 4:00 p.m., Eastern time, on a Fund Business Day will be treated as a Federal Funds payment received on that day.

AUTOMATED INVESTMENT PLAN

    You may purchase shares of the Fund (minimum $100) automatically. You choose the date, frequency and amount of the purchase. This automatic purchase program is initiated through the ACH system. To initiate this plan, please complete the section on the application or call (800) 847-0200 for the appropriate form.

    You may elect at any time to terminate your participation by notifying in writing the appropriate depositing entity. Further, the Fund may terminate your participation in the plan upon 30 days' notice to you.

REDEMPTION OF SHARES

    A redemption is effected immediately following the next determination of net asset value per share of the Fund after receipt by the Fund's transfer agent of the redemption order (and any supporting documentation which the Fund's transfer agent may require). The redemption price is the net asset value per share next determined after the transfer agent's receipt of the order. Normally, payment for redeemed shares is made on the next Fund Business Day after receipt of the order by the Fund's transfer agent. However, redemption payments will not be effected unless the check (including a certified or cashier's check) used for investment has been cleared for payment by the investor's bank, which could take up to 15 days after investment. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective.

    A shareholder's original application permits the shareholder to redeem by written request and to elect one or more of the additional redemption procedures described below. A shareholder may only change the instructions indicated on his original application form by transmitting written directions to the Fund's transfer agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

    When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature. It should be signed and guaranteed by an eligible guarantor institution which includes a domestic bank, a domestic savings and loan institution, a domestic credit union, a member bank of the Federal Reserve System or a member firm of a national securities exchange, pursuant to the Fund's transfer agent's standards and procedures.

WRITTEN REQUESTS
----------------

    Shareholders may make a redemption in any amount by sending a written request to the Fund addressed to:

    Daily Tax Free Income Fund, Inc. -
    Thornburg Shares
    c/o BFDS
    P.O. Box 219017
    Kansas City, MO 64121-9017

    All written requests for redemption must be signed by the shareholder and signature guaranteed if the amount is over $25,000.

                        DAILY TAX FREE INCOME FUND, INC.

    Normally the redemption proceeds are paid by check and mailed to the shareholder at the address of record.

CHECKS
------

    Shareholders may request a supply of checks that may be used to effect redemptions. The checks, which will be issued in the shareholder's name, are drawn on a special account maintained by the Fund with the Fund's agent bank. Checks may be drawn in any amount of $250 or more. When a check is presented to the Fund's agent bank, it instructs the Fund's transfer agent to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder in the Fund to receive dividends on the shares to be redeemed up to the Fund Business Day on which the check clears. Checks provided by the Fund may not be certified. Fund shares purchased by check may not be redeemed by check until the check has cleared, which can take up to 15 days following the date of purchase.

    There is no charge to the shareholder for checks provided by the Fund, although there may be fees charged for checks provided in connection with certain cash management programs offered through Participating Organizations. The Fund reserves the right to impose a charge or impose a different minimum check amount in the future.

    Shareholders electing the checking option are subject to the procedures, rules and regulations of the Fund's agent bank governing checking accounts. Checks drawn on a jointly owned account may, at the shareholder's election, require only one signature. Checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment will not be honored. Since the dollar value of the account changes daily, the total value of the account may not be determined in advance and the account may not be entirely redeemed by check. In addition, the Fund reserves the right to charge the shareholder's account a fee up to $20 for checks not honored as a result of an insufficient account value, a check deemed not negotiable because it has been held longer than six months, an unsigned check and/or a post-dated check. The Fund reserves the right to terminate or modify the check redemption procedure at any time or to impose additional fees following notification to the Fund's shareholders.

    Corporations and other entities electing the checking option are required to furnish a certified resolution or other evidence of authorization in accordance with the Fund's normal practices. Individuals and joint tenants are not required to furnish any supporting documentation. Appropriate authorization forms will be sent by the Fund or its agents to corporations and other shareholders who select this option. As soon as the authorization forms are filed in good order with the Fund's agent bank, the Fund will provide the shareholder with a supply of checks.

TELEPHONE
---------


    The Fund accepts telephone requests for redemption from shareholders who elect this option on their application. The proceeds of a telephone redemption may be sent to the shareholders at their address of record or, if in excess of $1,000, to their bank accounts, both as set forth in the application or in a subsequent written authorization. The Fund may accept telephone redemption instructions from any person with respect to accounts of shareholders who elect this service and thus such shareholders risk possible loss of principal and interest in the event of a telephone redemption not authorized by them. The Fund will employ reasonable procedures to confirm that telephone redemption instructions are genuine, and will require that shareholders electing such option provide a form of personal identification at the time of such redemption requests. Failure by the Fund to employ such reasonable procedures may cause the Fund to be liable for the losses incurred by investors due to unauthorized or fraudulent telephone redemptions.


    A shareholder making a telephone withdrawal should call the Fund at
    (800) 847-0200 and state: (i) the name of the shareholder appearing on the Fund's records; (ii) the shareholder's account number with the Fund;

                        DAILY TAX FREE INCOME FUND, INC.

    (iii) the amount to be withdrawn; (iv) whether such amount is to be forwarded to the shareholder's designated bank account or address; and (v) the name of the person requesting the redemption. Usually the proceeds are sent to the designated bank account or address on the next Fund Business Day after the redemption is effected. The Fund reserves the right to terminate or modify the telephone redemption service in whole or in part at any time and will notify shareholders accordingly.

GENERALLY
---------


    There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are generally paid by check. Unless other instructions are given in proper form to the Fund's transfer agent, a check for the proceeds of a redemption will be sent to the shareholder's address of record. If a shareholder elects to redeem all of his shares of the Fund, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption. A redemption of shares may result in taxable income to the shareholder.


    The right of redemption generally may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for (i) any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) any period during which the SEC determines that trading thereon is restricted, (iii) any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iv) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.

    The Fund and its agents reserve the right to "freeze" or "block" (that is, disallow any further purchases or redemptions from any account) or suspend account services in certain instances as permitted or required by applicable laws and regulations, including applicable anti-money laundering regulations. Examples of such instances include, but are not limited to, (i) where an accountholder appears on the list of "blocked" entities and individuals maintained pursuant to OFAC (Office of Foreign Assets Control) regulations, (ii) where the Fund or its agents detect suspicious activity or suspects fraudulent or illegal activity, or (iii) when notice has been received by the Fund or its agents that there is a dispute between the registered or beneficial account owners.

    In addition, in accordance with applicable customer identification regulations, the Fund reserves the right to redeem the shares of any shareholder and close the shareholder's account if the Fund and its agents are unable to verify the shareholder's identity within a reasonable time after the shareholder's account is opened. If the Fund closes a shareholder's account in this manner, the shares will be valued in accordance with the net asset value next calculated after the Fund decides to close the account.

SPECIFIED AMOUNT AUTOMATIC
WITHDRAWAL PLAN

    Shareholders may elect to withdraw shares and receive payment from the Fund of a specified amount of $100 or more automatically on a monthly or quarterly basis. The monthly or quarterly withdrawal payments of the specified amount are made by the Fund on the 1st day of the month. Whenever such 1st day of a month is not a Fund Business Day, the payment date is the next Fund Business Day following the 1st day of the month. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the specified Fund Business Day. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment.

                        DAILY TAX FREE INCOME FUND, INC.

    The election to receive automatic withdrawal payments may be made at the time of the original application by so indicating on the application. The election may also be made, changed or terminated at any later time by sending a signature guaranteed written request to the transfer agent. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder. However, the Fund does not expect that there will be any realized capital gains.

DIVIDENDS AND DISTRIBUTIONS

    The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.

    Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.

    All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash. The reinvestment of capital gains and any taxable dividends does not avoid a taxable event to the shareholder. See "Tax Consequences."


EXCHANGE PRIVILEGE

    Shareholders are entitled to exchange some or all of their shares in the Fund for shares of other Thornburg funds. However, you should note the following:

    o The fund you are exchanging into must be registered for sale in your state.

    o You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.

    o Before exchanging into a fund, read its prospectus.

    o If you exchange from Class A, B, C, D or I shares of a Thornburg fund into the Thornburg Class of shares of the Daily Tax Free Income Fund, Inc., when exchanging out of the Thornburg Class of Daily Tax Free Income Fund, Inc., you must exchange into the class of shares you originally held in the Thornburg fund.

    o If the initial purchase is into the Thornburg Class of Daily Tax Free Income Fund, Inc., all sales charges and fees would apply when exchanging into another Thornburg fund.

    o All redemption penalties, if any, apply when exchanging from a Thornburg fund into the Thornburg Class of Daily Tax Free Income Fund, Inc.

    o Exchanging is a taxable event and generally will have tax consequences for you. See "Tax Consequences."

    o The Thornburg funds may have restrictions or limitations relating to your ability to exchange into and out of those funds, including exchange restrictions or limitations arising out of any frequent trading policies and procedures adopted by those funds. You should review the prospectuses for those funds for further details about any such restrictions or limitations.

    Although a participating Thornburg fund will attempt to give prior notice whenever it is reasonably able to do so, it may impose exchange restrictions at any time. The participating funds reserve the right to terminate or modify the exchange privilege in the future.

    Instructions for exchanges may be made by sending a written request to:

    Thornburg Investment Management, Inc.
    c/o BFDS
    P.O. Box 219017
    Kansas City, MO 64121-9017

    or, shareholders may exchange by telephoning the Fund at (800) 847-0200. Thornburg Investment Management reserves the right to reject any exchange request and may modify or terminate the exchange privilege at any time.

                        DAILY TAX FREE INCOME FUND, INC.

FREQUENT TRADING

    The Reich & Tang family of funds discourages short-term or excessive trading ("frequent trading") of their shares by shareholders (including by means of exchanges) and maintains procedures reasonably designed to detect and deter such frequent trading, except with respect to the money market funds as discussed below. Frequent trading is sometimes referred to as market timing. Market timing may take many forms but commonly refers to arbitrage activity involving the frequent buying and selling of mutual fund shares in order to take advantage of the fact that there may be a lag between a change in the value of a mutual fund's portfolio securities and the reflection of that change in the fund's share price. Frequent trading may dilute the value of fund shares held by long-term shareholders. Frequent trading may also interfere with the efficient management of a fund's portfolio, as it may result in a fund maintaining higher cash balances than it otherwise would (which would result in reduced yields for money market funds) or cause a fund to sell portfolio securities at a time it otherwise would not. Frequent trading may further result in increased portfolio transaction (or brokerage) costs, administrative and other operating costs and may cause a fund to realize taxable capital gains or harvest capital losses at a time that it otherwise would not. For these reasons, frequent trading poses the risk of lower returns for long-term shareholders of a fund. There is no guarantee that these policies and procedures will be effective in detecting and preventing frequent trading in whole or in part.

    Money market funds are not effective vehicles for market timing activity since these types of funds seek to maintain a constant net asset value of $1.00 per share. In addition, the risks of frequent trading are not generally applicable to money market funds because money market funds are created as cash management vehicles which accommodate frequent inflows and outflows of cash. As a result, money market funds are managed to accommodate such cash flows, particularly when used as sweep vehicles, which generally eliminates the potential for disruptive trading.

    Nonetheless, as indicated under "Pricing of Shares" and "Exchange Privilege," the Fund reserves the right to reject any purchase or exchange order for its shares for any reason and thus may exercise such right in the event it determines that a purchase or exchange order is disruptive to the Fund's management or otherwise. The Fund's procedures with respect to frequent purchases and redemptions of Fund shares by shareholders are thus limited to the Fund exercising its right to reject purchase or exchange orders it determines in its discretion to be disruptive. The Fund may change its policies relating to frequent trading at any time without prior notice to shareholders.

TAX CONSEQUENCES


    The Fund has elected and intends to continue to qualify as a regulated investment company under the Internal Revenue Code (the "Code") As a regulated investment company, dividends paid by the Fund that are designated by the Fund and derived from Municipal Obligations, will be exempt from regular federal income tax, provided the Fund meets certain requirements, including the requirement in Code Section 852(b)(5) that at the close of each quarter of its taxable year at least 50 percent of the value of the total assets of the Fund consists of municipal and other obligations described in Code Section 103(a), but may be subject to the federal alternative minimum tax. These dividends are referred to as exempt interest dividends. Income exempt from regular federal income tax may be subject to state and local income tax.


    The Fund may invest a portion of its assets in taxable securities the interest income on which is subject to federal, state and local income tax. Dividends paid from taxable income, if any, generally will be taxed to shareholders as ordinary income and are not expected to qualify for the 15 percent tax rate on qualifying dividend income. Distributions of any realized short-term capital gains (from tax-exempt or taxable obligations) are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund.

                        DAILY TAX FREE INCOME FUND, INC.

    For shareholders that are Social Security recipients, interest on tax-exempt bonds, including exempt interest dividends paid by the Fund, is to be added to adjusted gross income to determine the amount of Social Security benefits includible in gross income.

    Interest on certain personal private activity bonds will constitute an item of tax preference subject to the individual federal alternative minimum tax. Shareholders that are corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceed their alternative minimum taxable income (determined without this tax item). In certain cases shareholders that are Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on tax-exempt interest.

    The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends" or having undistributed capital gain income. The Fund will inform shareholders of the amount and nature of its income and gains in a written notice mailed to shareholders not later than 60 days after the close of the Fund's taxable year.

    The sale, exchange or redemption of shares will generally be the taxable disposition of an asset that may result in a taxable gain or loss for the shareholder if the shareholder receives more or less than it paid for its shares. An exchange pursuant to the exchange privilege is treated as a sale on which the shareholder may realize a taxable gain or loss.

    With respect to variable rate demand instruments, including Participation Certificates therein, the Fund has received an opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Fund, that, as described in such opinion, it will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations and that the interest thereon will be exempt from regular federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations. Paul, Hastings, Janofsky & Walker LLP has pointed out that the Internal Revenue Service has announced it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put, as is the case with securities and participation interests held by the Fund, and could reach a conclusion different from that reached by counsel.

    The United States Supreme Court has held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations. Investors should review the information regarding taxes in the Statement of Additional Information.


DISTRIBUTION ARRANGEMENTS

RULE 12b-1 FEES

    Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays shareholder servicing fees in connection with the provision of servicing to the Thornburg shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

    The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and the Distributor have entered into a Distribution Agreement and a Shareholder Servicing Agreement with respect to the Thornburg shares.

    Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares and for nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor will solicit orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.

    Under the Shareholder Servicing Agreement, the Distributor receives a service fee equal to 0.25% per annum of the Thornburg shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of

                        DAILY TAX FREE INCOME FUND, INC.

    shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Thornburg shares of the Fund. The Plan and the Shareholder Servicing Agreement provide that the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and Participating Organizations in carrying out their obligations under the Shareholder Servicing Agreement, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing Fund applications for shareholder accounts.

    The Plan provides that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay costs, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Thornburg shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Thornburg shares of the Fund; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other persons in connection with the distribution of the Thornburg shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee and past profits, for the purposes enumerated in (i) above. The Distributor may determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract or Administrative Services Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year. The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participating Organization to learn more about payments made to them by the Distributor or its affiliates. Additional information regarding these payments can be found in the Fund's Statement of Additional Information. In addition, to the extent allowable under the National Association of Securities Dealers ("NASD") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

                        DAILY TAX FREE INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

This financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Thornburg Class of shares of the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the annual report which is available upon request.


                                                                     Year Ended October 31,
                                               ------------------------------------------------------------------
Thornburg shares                                  2006          2005          2004          2003          2002
---------------                                ----------    ----------    ----------    ----------    ----------
Per Share Operating Performance:
(for a share outstanding throughout the year)
Net asset value, beginning of year..........   $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                               ----------    ----------    ----------    ----------    ----------
Income from investment operations:
   Net investment income....................      0.023         0.012         0.002         0.002         0.007
   Net realized and unrealized gain (loss)
     on investments.........................       --           0.000          --           0.000         0.000
                                               ----------    ----------    ----------    ----------    ----------
   Total from investment operations.........      0.023         0.012         0.002         0.002         0.007
                                               ----------    ----------    ----------    ----------    ----------
Less distributions:
   Dividends from net investment income.....     (0.023)       (0.012)       (0.002)       (0.002)       (0.007)
   Net realized gains on investments........       --            --            --            --            --
                                               ----------    ----------    ----------    ----------    ----------
   Total distribution.......................     (0.023)       (0.012)       (0.002)       (0.002)       (0.007)
                                               ----------    ----------    ----------    ----------    ----------
Net asset value, end of year................   $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                               ==========    ==========    ==========    ==========    ==========
Total Return................................      2.38%         1.19%         0.22%         0.25%         0.73%
Ratios/Supplemental Data
Net assets, end of year (000's).............   $  13,077     $  10,420     $   9,213     $  11,572     $   8,277
Ratios to average net assets:
   Expenses, net fees waived (a)............      1.01%         1.01%         1.00%         1.00%         0.97%
   Net investment income....................      2.37%         1.17%         0.22%         0.25%         0.73%
   Administration fees waived...............      0.08%          --            --            --            --
   Expenses paid indirectly.................       --           0.00%         0.00%         0.00%         0.00%
   Shareholder servicing fees waived........       --            --           0.02%         0.04%          --

(a) Includes expenses paid indirectly

                        DAILY TAX FREE INCOME FUND, INC.

                     NOTICE OF REICH & TANG* PRIVACY POLICY


     We do not disclose to third parties nonpublic personal information about current or former Reich & Tang customers, clients or mutual fund shareholders other than as described below.

     We collect nonpublic personal information about you, such as your name, address, social security number, account activity and account balances from your account application and other forms that you may deliver to us. We use this information to provide advisory services to you, to open an account for you, or to process a transaction for your account. In order to service your account and effect your transactions, we provide your nonpublic personal information to our affiliates and to unaffiliated firms to effect or process transactions for you or to assist us in servicing your account.

     We may also disclose nonpublic personal information about you to other service providers who agree to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except as permitted by law.

     We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.


* For purposes of this notice, "Reich & Tang" includes: Reich & Tang Asset Management, LLC, Reich & Tang Distributors, Inc., Reich & Tang Services, Inc. and all mutual funds or other funds managed or advised by Reich & Tang Asset Management, LLC.


                       THIS IS NOT PART OF THE PROSPECTUS

A Statement of Additional Information
(SAI) dated February 28, 2007, includes         [GRAPHIC OMITTED]
additional information about the Fund           THORNBURG INVESTMENT MANAGEMENT
and its investments and is incorporated
by reference into this Prospectus.
Further information about Fund                   prospectus
investments is available in the annual
and semi-annual shareholder reports. You        THORNBURG SHARES
may obtain the SAI, the Annual and              DAILY TAX FREE
Semi-Annual reports and other material          INCOME FUND, INC.
incorporated by reference without charge
by calling the Fund toll free at (800)          February 28, 2007
847-0200. You may also obtain the SAI
and the annual and semi-annual reports
without charge by visiting the Fund's
website at http://www.money-funds.com.
To request other information aabout the
Fund, please call your financial
intermediary or the Fund.



A current SAI has been filed with the
Securities and Exchange Commission.
Information about the Fund (including
the SAI) is also available from the Public
Reference Room of the Securities and
Exchange Commission. Information on the
operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Fund reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the
Commission's Public Reference Section,
Washington, D.C. 20549-0102.


Thornburg Shares distributed through:
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
(800) 847-0200

www.thornburg.com

Investment Company Act No. 811-3522

TH905

================================================================================
DAILY TAX FREE INCOME FUND, INC.
                                            600 Fifth Avenue, New York, NY 10020
                                                                  (212) 830-5345
                                                      (800) 433-1918 (Toll Free)
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 28, 2007
                          RELATING TO THE PROSPECTUSES
                       FOR THE CLASS A SHARES, CLASS B SHARES,
                          THORNBURG CLASS OF SHARES AND
              FIRST SOUTHWEST TAX FREE INCOME FUND CLASS OF SHARES
                             DATED FEBRUARY 28, 2007



This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectuses of the Daily Tax Free Income Fund, Inc. (the "Fund"), and should be read in conjunction with each Prospectus.

A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll free at (800) 433-1918. The audited Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual Report. The Annual Report is available, without charge, upon request by calling the toll free number provided. The material relating to the purchase, redemption and pricing of shares has been incorporated by reference into the SAI from the Fund's Prospectuses.

If you wish to invest in the Thornburg Class of shares ("Thornburg shares"), you should obtain a separate Prospectus by writing to Thornburg Investment Management, Inc., 119 E. Marcy Street, Santa Fe, NM 87501 or calling the Fund toll free at (800) 847-0200.

If you wish to invest in the First Southwest Tax Free Income Fund Class of shares ("FSW shares"), you should obtain a separate Prospectus by writing to First Southwest Company, 325 North St. Paul Street, Suite 800, Dallas, TX 75201 or calling First Southwest Company toll free at (800) 678-3792.

This SAI is incorporated by reference into the Fund's Prospectuses in its entirety.




                                  Table of Contents
-------------------------------------------------------------------------------
Fund History........................................ 2      Capital Stock and Other Securities...................21
Description of the Fund and its Investments                 Purchase, Redemption and Pricing of Shares...........22
  and Risks......................................... 2      Taxation of the Fund.................................22
Management of the Fund............................. 11      Underwriters.........................................24
Control Persons and Principal Holders of
  Securities........................................14      Financial Statements.................................25
Investment Advisory and Other Services..............15      Description of Ratings...............................26
Brokerage Allocation and Other Practices............20      Corporate Taxable Equivalent Yield Table.............27
                                                            Individual Taxable Equivalent Yield Table............28
-------------------------------------------------------------------------------


I.  FUND HISTORY

The Fund was incorporated on July 22, 1982 in the state of Maryland.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

The Fund is a diversified, open-end management investment company that is a tax-exempt money market fund. The Fund's investment objective is to seek to provide its investors with as high a level of current interest income exempt from federal income tax, to the extent consistent with preservation of capital, maintenance of liquidity and stability of principal. No assurance can be given that this objective will be achieved.


The following discussion expands upon the description of the Fund's investment objective and policies in the Prospectus for each Class of shares.

The Fund's assets will be invested primarily in short-term, high quality, tax-exempt fixed rate and variable rate obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions and in Participation Certificates in such obligations purchased from banks, insurance companies or other financial institutions. These debt obligations, including Participation Certificates therein, are collectively referred to throughout this Statement of Additional Information as Municipal Obligations. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, and to value its investment portfolio at amortized cost and maintain a net asset value of $1.00 per share.

The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its total assets in tax-exempt Municipal Obligations, the Fund reserves the right to invest up to 20% of the value of its net assets in securities, the interest income on which is subject to federal, state and local income tax. The Fund may invest more than 25% of its assets in Participation Certificates issued by banks in industrial revenue bonds and other Municipal Obligations. In view of this possible "concentration" in bank Participation Certificates in Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund. As used herein, the term "majority of the outstanding shares" of the Fund means, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.


The Fund may only purchase United States dollar-denominated securities that have been determined by Reich & Tang Asset Management, LLC (the "Manager") to present minimal credit risks and that are First Tier Eligible Securities at the time of acquisition so that the Fund is able to employ the amortized cost method of evaluation. The term First Tier Eligible Securities means: (i) securities which have remaining maturities of 397 days or less and are rated in the highest short-term rating category by any two nationally recognized statistical rating organizations ("NRSROs") or in such category by the only NRSRO that has rated the securities (collectively, the "Requisite NRSROs"); (ii) a security that has a remaining maturity of 397 days or less and is an unrated security that is, as determined by the Manager, to be of comparable quality; (iii) a security otherwise meeting the requirements set forth in clauses (i) or (ii) and having a Guarantee, as such term is defined in Rule 2a-7 of the Investment Company Act of 1940, as amended (the "1940 Act"), which has received a rating from the Requisite NRSROs in the highest short-term rating category for debt obligations;
(iv) a security issued by a registered investment company that is a money market fund; or (v) a government security. Where the issuer of a long-term security with a remaining maturity which would otherwise qualify it as a First Tier Eligible Security does not have rated short-term debt outstanding, the long-term security is treated as unrated but may not be purchased if it has a long-term rating from any NRSRO that is below the three highest long-term categories. A determination of comparability by the Manager is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.

Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Manager of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.


In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the 1940 Act or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the Securities and Exchange Commission (the "SEC") of such fact and of the actions that the Fund intends to take in response to the situation. Certain Municipal Obligations issued by instrumentalities of the United States government are not backed by the full faith and credit of the United States Treasury but only by the creditworthiness of the instrumentality. The Fund's Board of Directors has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other Guarantee, on the full faith and credit of the United States government will be considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are First Tier Eligible Securities, or where the obligations are not freely transferable, the Fund will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a Guarantee, insurance or other comparable undertaking of an approved financial institution that would qualify the investment as a First Tier Eligible Security.

All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund's portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity.

The Fund shall not invest more than 5% of its total assets in securities issued by a single issuer.

The Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the "Code"). For the Fund to qualify, at the close of each quarter of the taxable year, at least 50% of the value of its total assets must consist of cash, government securities, regulated investment company securities and other securities. The other securities must be limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than Government securities or regulated investment company securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised. (See "Federal Income Taxes" herein.)


Description Of Municipal Obligations


As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments" and "Participation Certificates".

1. Municipal Bonds with remaining maturities of 397 days or less that are First Tier Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issue of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

     In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from regular federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of First Tier Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of First Tier Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

     In view of the "concentration" of the Fund in IRBs and participation interests therein secured by letters of credit or guarantees of banks, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

2. Municipal Notes with remaining maturities of 397 days or less that are First Tier Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency.

3. Municipal Commercial Paper that is a First Tier Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

4. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities.

5. Any other federal tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund will be consistent with the "Description of the Fund and its Investments and Risks" herein and permissible under Rule 2a-7 under the 1940 Act.


Variable Rate Demand Instruments and Participation Certificates

Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, guarantee, insurance or other credit facility issued with respect to such instrument.

The variable rate demand instruments in which the Fund may invest are payable on demand on not more than thirty calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that cannot be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days. The adjustments are based upon an appropriate interest rate adjustment index as provided in the respective instruments or a negotiated market rate. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is a First Tier Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as a First Tier Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Manager. The Manager may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be a First Tier Eligible Security, the Fund either will sell it in the market or exercise the demand feature.

The variable rate demand instruments in which the Fund may invest include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner of an interest in the underlying Municipal Obligations for federal income tax purposes. A Participation Certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the Participation Certificate does not meet the Fund's eligibility criteria, it is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares or (iii) to maintain a high quality investment portfolio. The institutions issuing the Participation Certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the Participation Certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

In view of the possible "concentration" of the Fund in Participation Certificates in Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the net assets of any portfolio in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or values of securities increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Fund may contain variable rate demand instruments on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the Fund may contain variable rate demand Participation Certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates", or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations or obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.

For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be a First Tier Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.

When-Issued Securities

New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.

Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

Stand-by-Commitments

When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.

The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.

The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.

The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Manager. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.

The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.

The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.

Taxable Securities

Although the Fund will attempt to invest 100% of its total assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its net assets in securities of the kind described below. The interest income from such securities is subject to federal, state and local income tax. The Fund may purchase and hold such taxable securities under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities; (ii) commercial paper meeting the definition of First Tier Eligible Securities at the time of acquisition; (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own. (See "Federal Income Taxes" herein.)

Repurchase Agreements

The Fund may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System, and other entities the Manager has determined are creditworthy. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein). Repurchase agreements are subject to the same risks described herein for stand-by commitments.

Investment Restrictions

The Fund has adopted the following fundamental investment restrictions. They may not be changed unless approved by a majority of the outstanding shares of the Fund. The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

1. Make portfolio investments other than as described under "Description of the Fund and its Investments and Risks." Any other form of federal tax-exempt investment must meet the Fund's high quality criteria, as determined by the Board of Directors, and be consistent with the Fund's objectives and policies.

2. Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Description of the Fund and its Investments and Risks" herein.

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

8. Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Description of the Fund and its Investments and Risks" herein.

9. Invest more than 5% of its assets in the obligations of any one issuer except for United States government and government agency securities and securities backed by the United States government, or its agencies or instrumentalities, which may be purchased without limitation.

10. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

11. Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in industrial revenue bonds and in Participation Certificates therein issued by banks and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940
     Act).

12. Invest in securities of other investment companies. The Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

13. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

Disclosure of Portfolio Holdings

The Fund's Board of Directors has adopted the Manager's policies and procedures relating to the disclosure of Fund portfolio holdings information (the "Policy"). The Policy prohibits the disclosure of portfolio holdings unless: (1) the disclosure is in response to a regulatory request and the Chief Compliance Officer ("CCO") of the Fund has authorized such disclosure; (2) the disclosure is to a mutual fund rating or statistical agency or person performing similar functions where there is a legitimate business purpose for such disclosure and such entity has signed a confidentiality or similar agreement, where available, with the Fund or its agents and the CCO of the Fund has authorized such disclosure (procedures to monitor the use of any non-public information by these entities may include (a) annual certifications relating to the confidentiality of such information or (b) the conditioning of the receipt of such information upon the entity agreeing to maintain the confidentiality of the information, along with other representations, where such representations accompany the transmittal of the information); (3) the disclosure is made to parties involved in the investment process, administration or custody of the Fund, including its board of directors; (4) the disclosure is in connection with (a) a quarterly, semi-annual or annual report that is available to the public or (b) other periodic disclosure that is publicly available; or (5) the disclosure is made pursuant to prior written approval of the CCO of the Fund. The Manager shall not accept on behalf of itself, its affiliates or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of such Fund. Any disclosure made pursuant to Item 5 above is reported to the board at the next quarterly meeting. This Policy may change at any time without prior notice to shareholders.

Subject to the Fund's policies described in Item 2 above, the Manager and/or the Fund maintains ongoing arrangements with the following rating or statistical agencies or agencies providing similar functions pursuant to which non-public information about the Fund's portfolio securities holdings, including information derived from such holdings (e.g., breakdown of portfolio holdings by securities type, percentage of holdings subject to alternative minimum tax, weighted average maturity of the portfolio, etc.), may be provided:

Entity and Type of Information                                          Frequency               Lag Time
------------------------------                                          ---------               --------
iMoneyNet, Inc. (information derived from the portfolio)                Weekly                  1 business day lag

Investment Company Institute (information derived from the portfolio)   Monthly                 10 business day lag

Lipper, Inc. (information derived from the portfolio)                   Quarterly               15 calendar day lag


In addition, portfolio holdings information may be provided to the Fund's service providers on an as-needed basis in connection with the services provided to the Fund by such service providers. Information may be provided to these parties without a time lag. Service providers that may be provided with information concerning the Fund's portfolio holdings include the Manager and its affiliates, legal counsel, independent registered public accounting firm, custodian, fund accounting agent, and financial printers. Portfolio holdings information may also be provided to the Fund's Board of Directors.

The entities to whom the Fund provides portfolio holdings information, either by explicit arrangement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information provided. Neither the Fund nor the Manager or its affiliates receives any compensation or other consideration in connection with these ongoing arrangements. There can be no guarantee that the Policy will be effective in preventing the potential misuse of confidential information regarding the Fund's portfolio holdings by individuals or entities in possession of such information.

III. MANAGEMENT OF THE FUND

The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, employs the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.


The Board has an Audit Committee that meets at least annually to assist the Board in selecting, overseeing and setting the compensation of the Fund's independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit or non-audit services performed by the independent registered public accounting firm for the Fund and for pre-approving certain non-audit services performed by the independent registered public accounting firm for the Manager and certain control persons of the Manager. The Audit Committee also meets with the Fund's independent registered public accounting firm to review the Fund's financial statements and to report on its findings to the Board, and to provide the independent registered public accounting firm the opportunity to report on various other matters. The members of the Audit Committee are Edward A. Kuczmarski, Dr. W. Giles Mellon, Robert Straniere and Dr. Yung Wong. The Audit Committee met five times during the fiscal year ended October 31, 2006.

The Board also has a Nominating Committee comprised of Edward A. Kuczmarski, Dr.
W. Giles Mellon, Robert Straniere and Dr. Yung Wong to whose discretion the selection and nomination of Directors who are not "interested persons," as defined in the 1940 Act, of the Fund is committed. The Nominating Committee did not hold any meetings during the fiscal year ended October 31, 2006. Nominees recommended by shareholders are considered by the Nominating Committee to the extent required by applicable law.

The following table shows the Directors and executive officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020.

                                                  Directors and Officers Information
----------------------- --------------- -------------- ---------------------------------------------- ------------- ---------------
   Name, Address,        Position(s)      Term of                   Principal Occupation(s)              Number of        Other
      and Age             Held with       Office                          During Past                   Portfolios    Directorships
                              Fund      and Length of                        5 Years                     in Fund        held by
                                        Time Served (1)                                                  Complex        Director
                                                                                                       Overseen by
                                                                                                        Director
----------------------- --------------- -------------- ---------------------------------------------- ------------- ---------------
Disinterested Directors:
----------------------- --------------- -------------- ---------------------------------------------- ------------- ---------------

Edward A. Kuczmarski,      Director      Since 2006    Certified Public Accountant and Partner of Hays    Twelve       Trustee of
Age 57                                                 & Company LLP since 1980.                                       the Empire
                                                                                                                       Builder Tax
                                                                                                                        Free Bond
                                                                                                                          Fund.
----------------------- --------------- -------------- ---------------------------------------------- ------------- ---------------
Dr. W. Giles Mellon,        Director     Since 1982    Professor Emeritus of Business Administration      Eleven          None
Age 75                                                 in the Graduate School of Management, Rutgers
                                                       University which he has
                                                       been associated with
                                                       since 1966.
----------------------- --------------- -------------- ---------------------------------------------- ------------- ---------------
Robert Straniere, Esq.,     Director      Since 1983   Owner, Straniere Law Firm since 1980, NYS          Eleven    WPG Funds Group
Age 65                                                 Assemblyman from 1981 to 2004 and counsel at
                                                       Fisher, Fisher & Berger since 1995.
----------------------- --------------- -------------- ---------------------------------------------- ------------- ---------------
Dr. Yung Wong,              Director      Since 1982   Managing Director of Abacus Associates, an         Eleven          None
Age 68                                                 investment firm, since 1996.

----------------------- --------------- -------------- ---------------------------------------------- ------------- ---------------
Interested Director/Officers:
------------------------------------------------------------------------------------------------------------------------------------

Steven W. Duff,          President and   Since 1994    President and Manager of Reich & Tang Asset        Sixteen         None
Age 53                    Director(2)                  Management, LLC (the "Manager") and President of
                                                       the Mutual Funds division of the Manager since
                                                       August 1994.  Mr. Duff is also President and
                                                       Director/Trustee of eight other funds in the Reich
                                                       & Tang Fund Complex, Director of Pax World Money
                                                       Market Fund, Inc., Principal Executive Officer of
                                                       Delafield Fund, Inc. and President and Chief
                                                       Executive Officer of Tax Exempt Proceeds Fund,
                                                       Inc.  Mr. Duff also serves as a Director of Reich &
                                                       Tang Services, Inc. and Reich & Tang Distributors,
                                                       Inc.
----------------------- --------------- -------------- ---------------------------------------------- ------------- ---------------
Richard De Sanctis,      Vice President  Since 2005    Executive Vice President and Chief Financial             N/A            N/A
Age 50                                                 Officer of Manager.  Associated with the Manager
                                                       since 1990. Mr. De Sanctis is also Vice President
                                                       of ten other funds in the Reich & Tang Fund
                                                       Complex, Vice President and Assistant Secretary of
                                                       Cortland Trust, Inc. and serves as Executive Vice
                                                       President and Chief Financial Officer of Reich &
                                                       Tang Services, Inc. and Reich & Tang Distributors,
                                                       Inc.  Prior to December 2004, Mr. De Sanctis was
                                                       Treasurer and Assistant Secretary of eleven funds
                                                       in the Reich & Tang Fund Complex and Vice
                                                       President, Treasurer and Assistant Secretary of
                                                       Cortland Trust, Inc.
----------------------- --------------- -------------- ---------------------------------------------- ------------- ---------------
Dawn Fischer,            Vice President  Since 1985    Managing Director of Thornburg Investment               N/A            N/A
Age 60                                                 Management, Inc. with which she has been
                                                       associated with since 1982. Ms. Fischer is also
                                                       Secretary and Assistant Treasurer of Thornburg
                                                       Investment Trust.
----------------------- --------------- -------------- ---------------------------------------------- ------------- ---------------
Molly Flewharty,         Vice President  Since 1983    Senior Vice President of the Manager. Associated        N/A            N/A
Age 56                                                 with the Manager since December 1977. Ms.
                                                       Flewharty is also Vice President of eleven other
                                                       funds in the Reich & Tang Fund Complex.  Ms.
                                                       Flewharty also serves as Senior Vice President of
                                                       Reich & Tang Distributors, Inc.

----------------------- --------------- -------------- ---------------------------------------------- ------------- ---------------
Rosanne Holtzer,             Chief       Since 2004    Senior Vice President, Compliance Officer and           N/A            N/A
Age 42                     Compliance                  Assistant Secretary of the Manager.  Associated
                            Officer                    with the Manager since June 1986. Ms. Holtzer is
                                                       also Chief Compliance Officer, Secretary and
                                                       Assistant Treasurer of eleven other funds in the
                           Secretary     Since 2001    Reich & Tang Fund Complex.  Ms. Holtzer also
                                                       serves as Senior Vice President, Assistant
                                                       Secretary and Compliance Officer of Reich & Tang
                                                       Distributors, Inc. and Senior Vice President,
                           Assistant     Since 1998    Assistant Secretary and Chief Compliance Officer
                           Treasurer                   of Reich & Tang Services, Inc.

----------------------- --------------- -------------- ---------------------------------------------- ------------- ---------------

                                                  Directors and Officers Information (Continued)
----------------------- --------------- -------------- ---------------------------------------------- ------------- ---------------
   Name, Address,        Position(s)      Term of                   Principal Occupation(s)              Number of        Other
      and Age             Held with       Office                          During Past                   Portfolios    Directorships
                              Fund      and Length of                        5 Years                     in Fund        held by
                                        Time Served (1)                                                  Complex        Director
                                                                                                       Overseen by
                                                                                                        Director
----------------------- --------------- -------------- ---------------------------------------------- ------------- ---------------
Interested Directors/Officers:
----------------------- --------------- -------------- ---------------------------------------------- ------------- ---------------

Michael Lydon,           Vice President  Since 2005    Executive Vice President and Chief Operations           N/A            N/A
Age 43                                                 Officer of the Manager.  Mr. Lydon has been
                                                       associated with the Manager since January 2005.
                                                       Mr. Lydon was Vice President at Automatic Data
                                                       Processing from July 2000 to December 2004. Prior
                                                       to July 2000, Mr. Lydon was Executive Vice
                                                       President and Chief Information Officer of the
                                                       Manager.  Mr. Lydon is also Vice President of
                                                       eleven other funds in the Reich & Tang Fund
                                                       Complex.  Mr. Lydon also serves as Executive Vice
                                                       President and Chief Operations Officer for Reich &
                                                       Tang Distributors, Inc. and Reich & Tang Services,
                                                       Inc.
----------------------- --------------- -------------- ---------------------------------------------- ------------- ---------------
Dana E. Messina,         Vice President  Since 1982    Executive Vice President of the Manager.                N/A            N/A
Age 50                                                 Associated with the Manager since December 1980.
                                                       Ms. Messina is also Vice President of eight other
                                                       funds in the Reich & Tang Fund Complex. Ms. Messina
                                                       also serves as Executive Vice President of Reich
                                                       & Tang Distributors, Inc.
----------------------- --------------- -------------- ---------------------------------------------- ------------- ---------------
Anthony Pace,            Treasurer and   Since 2004    Vice President of the Mutual Funds Division of the      N/A            N/A
                           Assistant                   Manager since September 2004.  Mr. Pace was a
                           Secretary                   Director of a Client Service Group at GlobeOp
Age 41                                                 Financial Services, Inc. from May 2002 to August
                                                       2004 and Controller/Director of Mutual Fund
                                                       Administration for Smith Barney Funds Management
                                                       LLC and Solomon Brothers Asset Management Inc. from
                                                       1998 to May 2002.  Mr. Pace is also Treasurer and
                                                       Assistant Secretary of eleven other funds in the
                                                       Reich & Tang Fund Complex.

----------------------- --------------- -------------- ---------------------------------------------- ------------- ---------------

(1)  Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's Articles of Incorporation, as amended, and Amended and Restated By-Laws. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until their successor is elected and qualifies.

(2) Steven W. Duff may be deemed an interested person of the Fund, as defined in the 1940 Act, due to his affiliation with the Manager.


The following table shows the dollar range of Fund shares beneficially owned by each Director as of December 31, 2006:



                                                                                 Aggregate Dollar Range of Equity Securities in
                                         Dollar Range of Equity Securities in   All Funds Overseen or to be Overseen by Director
Name of Director                                       the Fund                   or Nominee in Family of Investment Companies
---------------                          ------------------------------------   ------------------------------------------------

Disinterested Directors:
-----------------------

Edward A. Kuczmarski                                     None                                   $10,001 - $50,000
Dr. W. Giles Mellon                                $10,000 - $50,000                           $50,001 - $100,000
Robert Straniere                                         None                                  $50,001 - $100,000
Dr. Yung Wong                                            None                                     Over $100,000

Interested Director:
--------------------
Steven W. Duff                                           None                                     Over $100,000



The Fund paid an aggregate remuneration of $46,300 to its directors with respect to the period ended October 31, 2006, all of which consisted of directors' fees paid to the four disinterested directors, pursuant to the terms of the Investment Management Contracts.

Effective January 1, 2007, the Directors of the Fund not affiliated with the Manager will be paid a fee that is to be allocated among multiple funds, as defined below. Each Independent Director will receive an annual retainer of $50,000 and a fee of $3,000 for each Board of Directors meeting attended. Each Independent Director will also receive a fee of $1,500 per Audit Committee meeting attended that is held on any day other than the same day as a Board meeting. In addition, the Lead Independent Director will receive an additional annual fee of $12,000, payable quarterly and the Audit Committee Chairman will receive an additional annual fee of $8,000, payable quarterly. Each Independent Director will also be reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The fees noted above are to be allocated at the discretion of the Manager among the Fund, the California Daily Tax Free Income Fund, Inc., the Connecticut Daily Tax Free Income Fund, Inc., the Daily Income Fund, the New Jersey Municipal Income Fund, Inc., the Florida Daily Municipal Income Fund and the Short Term Income Fund, Inc. Directors who are affiliated with the Manager do not receive compensation from the Fund. (See "Compensation Table".)



                                                        Compensation Table

                               Aggregate           Pension or Retirement       Estimated Annual     Total Compensation from
       Name of Person,        Compensation          Benefits Accrued as         Benefits upon        Fund and Fund Complex
        Position              from the Fund        Part of Fund Expenses         Retirement           Paid to Directors*


Edward A. Kuczmarski
Director                       $10,522                     0                       0                  $71,400 (10 Fund)

Dr. W. Giles Mellon,           $11,805                     0                       0                  $73,750 (9 Funds)
Director

Robert Straniere,              $11,805                     0                       0                  $73,750 (9 Funds)
Director

Dr. Yung Wong,                 $12,168                     0                       0                  $77,750 (9 Funds)
Director


* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ended October 31, 2006. The parenthetical number represents the number of investment companies (including the Fund) from which the directors receive compensation. A Fund is considered to be in the same Fund complex if, among other things, it shares a common investment adviser with the Fund.


Information About Proxy Voting

Information regarding the Fund's proxy voting record for the 12 month period ending June 30 of each year is filed with the SEC on Form N-PX no later than August 31 of each year. The Fund's Form N-PX is available without charge, upon request, by calling the Fund toll free at (800) 433-1918 and on the SEC's website (http://www.sec.gov). The Fund does not presently invest in voting securities and has therefore not adopted proxy voting policies and procedures.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


On January 31, 2007 there were 75,644,886 shares of Class A common stock outstanding, 202,394,473 shares of Class B common stock outstanding,18,165,359 shares of Thornburg Class common stock outstanding and 56,323,031 shares of FSW Class common stock outstanding. As of January 31, 2007, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of each Class of the Fund's outstanding shares as of January 31, 2007:


                                                     % of                         Nature of
Name and Address                                     Class                        Ownership
----------------                                     ------                       ----------
Class A


Pershing LLC                                         12.58%                       Record
Attn:  Cash Management Services
One Pershing Plaza
Jersey City, NJ 07399

Bank of New York                                      7.87%                       Record
One Wall Street
New York, NY 10286

ML Stern LLC                                          6.35%                       Record
8350 Wilshire Blvd.
Beverly Hills, CA 90211

Betsy S. Michel                                       6.04%                       Beneficial
15 St. Bernards Road
P.O. Box 719 Gladstone, NJ 07934-00719


Class B


Seattle Northwest Securities Corp.                   10.54%                       Record
1420 Fifth Avenue - Suite 4300
Seattle, WA 98101-0000

Pershing                                              9.13%                       Record
One Pershing Plaza
Jersey City, NJ 07399

Lehman Brothers                                       7.30%                       Record
FBO Exclusive Clients
70 Hudson Street -7th Floor
Jersey City, NJ 07302


Thornburg Class

Thornburg Securities Corp.                          100.00%                       Record
119 East Marcy St.
Santa Fe, NM 87501

FSW Class

First Southwest Company                             100.00%                       Record
325 North St Paul Street - Suite 800
Dallas, TX 75201


V.  INVESTMENT ADVISORY AND OTHER SERVICES

The investment manager for the Fund is Reich & Tang Asset Management, LLC, a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, NY 10020. The Manager was, as of January 31, 2007, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $18.0 billion. The Manager acts as investment manager or sub-adviser of eighteen registered investment companies, of which it acts as administrator for twelve. The Manager also advises pension trusts, profit-sharing trusts and endowments.

The Manager is a registered investment adviser whose origins date back to 1970. IXIS Asset Management US Group, L.P. ("IXIS-AMUSGROUP") formerly IXIS Asset Management North America, L.P., is the managing member and sole direct owner of the Manager. IXIS-AMUSGROUP is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned, principally, directly or indirectly, by three large French financial services entities: Natixis(formerly Natexis Banques Populaires), an investment banking and financial services firm; the Caisse Nationale des Caisses d'Epargne ("CNCE"), a financial institution owned by French regional savings banks known as the Caisses d'Epargne and the Banque Federale des Banques Populaires ("BFBP"), a financial institution owned by regional cooperative banks known as Banques Populaires. The registered address of Natixis is 45, rue Saint-Dominique, 75007 Paris, France. The registered address of CNCE is 5, rue Masseran, 75007 Paris, France. The registered address of BFBP is 5, rue Leblanc, 75001 Paris, France.

The fourteen affiliated asset management firms of IXIS-AMUSGROUP collectively, have more than $247 billion in assets under management or administration as of December 29, 2006.

On April 20, 2006, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, most recently approved the continuance of the Investment Management Contract for a term extending to April 30, 2007. The contract may be continued in force for successive twelve-month periods beginning each May 1, provided that such continuance is specifically approved annually by a majority vote of the Fund's outstanding voting securities or by its Board of Directors, and in either case by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. The Manager also provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors, officers or employees of the Manager or its affiliates.

The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Investment Management Contract, the Manager receives from the Fund a fee equal to 0.325% per annum of the Fund's average daily net assets not in excess of $750 million, plus 0.30% of such assets in excess of $750 million. The fees are accrued daily and paid monthly.


Any portion of the total fees received by the Manager may be used by the Manager to provide shareholder services and for distribution of Fund shares. For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, the Manager received management fees as set forth in the table below:


                                                        Management Fees


           Fiscal Year End                        Payable                         Waived                        Paid
-------------------------------------- ------------------------------- ---------------------------- -----------------------------
               2006                              $1,205,084                        $0                         $1,205,084
-------------------------------------- ------------------------------- ---------------------------- -----------------------------
               2005                              $1,102,591                        $0                         $1,102,591
-------------------------------------- ------------------------------- ---------------------------- -----------------------------
               2004                              $1,316,621                        $0                         $1,316,621
-------------------------------------- ------------------------------- ---------------------------- -----------------------------



The Fund's net assets at the close of business on October 31, 2006 totaled $365,729,373.

Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by The Bank of New York, the Fund's accounting agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to 0.21% per annum of the Fund's average daily net assets up to $1.25 billion, plus 0.20% of such assets in excess of $1.25 billion, but not in excess of $1.5 billion, plus 0.19% of such assets in excess of $1.5 billion. For the fiscal years ended October 31, 2006, October 31, 2005 and October 31, 2004, the Manager received administrative fees as set forth in the table below:


                                                        Administrative Fees


           Fiscal Year End                        Payable                         Waived                 Paid
-------------------------------------- ------------------------------- ---------------------------- ----------------
                 2006                              $778,669                        $283,637              $495,032
-------------------------------------- ------------------------------- ---------------------------- ----------------
                 2005                              $712,444                        $0                    $712,444
-------------------------------------- ------------------------------- ---------------------------- ----------------
                 2004                              $850,740                        $0                    $850,740
-------------------------------------- ------------------------------- ---------------------------- ----------------


The Manager at its discretion may waive its Shares s rights to any portion of the management fee or the administrative services fee and may use any portion of these fees for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future.

Investment management fees and operating expenses which are attributable to each Class of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional expenses for shareholder services and distribution services provided by Participating Organizations (including First Southwest Company and Thornburg Securities Corporation) to Fund shareholders, may be compensated for by the Distributor from its own resources which includes the shareholder servicing fee and distribution fee, respectively, and by the Manager from its own resources which includes the management fee and/or administrative services fee and past profits. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager. (See "Distribution and Service Plans" herein).

Thornburg Investment Management, Inc., a Delaware corporation with principal offices at 119 East Marcy Street, Santa Fe, New Mexico 87501 ("Thornburg"), provides administrative and consulting services to the Manager in connection with certain participation certificates held by the Fund. Thornburg is paid a fee by the Manager of an amount equal to 25% of all fees paid to the Manager by the Fund, less certain costs, payments and expenses of the Manager. The Fund does not pay any portion of this fee.

Distribution And Service Plans

The Fund's distributor is Reich & Tang Distributors, Inc. (the "Distributor"), a Delaware corporation with principal offices at 600 Fifth Avenue, New York, New York 10020, an affiliate of the Manager. Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted distribution and service plans (the "Plans") and, pursuant to the Plans, the Fund has entered into Distribution Agreements (with respect to all Classes) and Shareholder Servicing Agreements (with respect to Class A, FSW and Thornburg shares only) with the Distributor, as distributor of the Fund's shares.

Under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreements (except with respect to the FSW Class shares) provide that the Distributor will receive nominal consideration (i.e., $1.00) for providing such distribution related services. Pursuant to the Distribution Agreement for FSW shares, the Distributor receives a distribution fee equal to 0.25% per annum of the FSW shares' average daily net assets (the "FSW Distribution Fee") for providing distribution related services and for making payments to First Southwest Company for providing assistance in distributing the FSW shares.

Under the Shareholder Servicing Agreements, the Distributor receives from the Fund a fee equal to 0.25% per annum of the Fund's average daily net assets of the Class A, FSW and Thornburg shares of the Fund (the "Shareholder Servicing Fee") for providing or arranging for others to provide personal shareholder services and for the maintenance of shareholder accounts.

The Shareholder Servicing Fee and the FSW Distribution Fee are accrued daily and paid monthly. Any portion of the Shareholder Servicing Fee may be deemed to be used by the Distributor for purposes of providing servicing or making payments to Participating Organizations (including First Southwest Company with respect to the FSW shares and Thornburg Securities Corporation with respect to the Thornburg shares) with respect to servicing their clients or customers who are Class A, FSW shares and Thornburg shares shareholders of the Fund. The Class B shareholders will generally not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee. Any portion of the FSW Distribution Fee may be deemed to be used by the Distributor for purposes of distribution of the FSW Class shares.


The following table provides the total fees paid by each Class of the Fund pursuant to the Plans and the manner in which payments were made pursuant to the Plans for certain types of activities for the fiscal year ended October 31, 2006:



------------------------------------------------------------------- ------------- -------------- --------------- ----------------
                                                                      Class A        Class B      FSW Class of       Thornburg
                                                                       Shares        Shares          Shares         Class of Shares
------------------------------------------------------------------- ------------- -------------- --------------- ----------------

Total fees paid by each Class of the Fund under the Plans:             $233,307        $0           $183,947         $33,621
------------------------------------------------------------------- ------------- -------------- --------------- ----------------
Payments made by the Manager and Distributor to or on behalf of
Participating Organizations:                                           $580,689     $389,624        $418,264         $33,632
------------------------------------------------------------------- ------------- -------------- --------------- ----------------
Breakdown of payments made pursuant to the Plans for certain types of activities:
------------------------------------------------------------------- ------------- -------------- --------------- ----------------
     Advertising:                                                         $0           $0              $0               $0
------------------------------------------------------------------- ------------- -------------- --------------- ----------------
     Printing and mailing of prospectuses to other than current        $3,065       $3,055          $2,068            $2,333
     shareholders:
------------------------------------------------------------------- ------------- -------------- --------------- ----------------
     Compensation to underwriters:                                        $0           $0              $0               $0
------------------------------------------------------------------- ------------- -------------- --------------- ----------------
     Compensation to broker-dealers:                                   $580,689     $389,624        $418,264          $33,623
------------------------------------------------------------------- ------------- -------------- --------------- ----------------
     Compensation to sales personnel:                                  $9,865       $9,865             $0               $0
------------------------------------------------------------------- ------------- -------------- --------------- ----------------
     Interest, carrying or other financing charges:                       $0           $0              $0               $0
------------------------------------------------------------------- ------------- -------------- --------------- ----------------
     Travel and entertainment for sales personnel:                      $1,568      $1,569             $0               $0
------------------------------------------------------------------- ------------- -------------- --------------- ----------------
     Miscellaneous Expenses:                                             $130        $130              $0               $0
------------------------------------------------------------------- ------------- -------------- --------------- ----------------



For the fiscal year ended October 31, 2006, the total amount spent pursuant to the Plan for the Class A shares was 0.64% of the average daily net assets of the Class A shares of the Fund, of which 0.25% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.39% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including management and administrative services fees.

For the fiscal year ended October 31, 2006, the total amount spent pursuant to the Plan for the Class B shares was 0.19% of the average daily net assets of the Class B shares of the Fund. These payments represent distribution and servicing expenses funded by the Manager (which may be deemed an indirect payment by the Fund).

For the fiscal year ended October 31, 2006, the total amount spent pursuant to the Plan for the FSW shares was 0.75% of the average daily net assets of the FSW shares of the Fund, of which 0.33% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Distribution Agreement and Shareholder Servicing Agreement, and an amount representing 0.42% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including management and administrative services fees.

For the fiscal year ended October 31, 2006, the total amount spent pursuant to the Plan for the Thornburg Class shares was 0.27% of the average daily net assets of the Thornburg Class shares of the Fund, of which 0.25% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement, and an amount representing 0.02% was paid by the Manager (which may be deemed an indirect payment by the Fund). The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Manager from its own resources, including management and administrative services fees.


The Plans and the Shareholder Servicing Agreements provide that the Fund will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Participating Organizations and Distributor in carrying out their obligations under the Shareholder Servicing Agreements with respect to the Class A shares, FSW Shares and Thornburg shares or the Participating Organization agreement, as the case may be, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing Fund application forms for shareholder accounts.

The Plans provide that the Manager may make payments from time to time from its own resources, which may include the management fee, administrative services fee and past profits for the following purposes: (i) to pay the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Class A shares, FSW shares and Thornburg shares of the Fund; (ii) to compensate Participating Organizations for providing assistance in distributing the Class A, and FSW shares and Thornburg Class shares; and (iii) to pay the costs of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel of the Distributor and other personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include (1) the Shareholder Servicing Fee with respect to Class A shares, FSW shares and Thornburg shares and past profits for the purpose enumerated in (i) above and (2) the FSW Distribution Fee and past profits for the purposes enumerated in (ii) and (iii) above. The Distributor determines the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract, Administrative Services Contract, the Shareholder Servicing Agreements or FSW Distribution Agreement in effect for that year.

The Distributor or an affiliate may, from time to time, at its expense and out of its own resources (a source of which may be the 12b-1 fees paid by the Fund under the Plan), make cash payments to some but not all Participating Organizations for shareholder services, as an incentive to sell shares of the Fund and/or to promote retention of their customers' assets in the Fund. These payments may be referred to as "revenue sharing," but do not change the price paid by investors to purchase the Fund's shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be to Participating Organizations that provide services to the Fund or its shareholders, including (without limitation) shareholder servicing, administration, accounting, transfer agency and/or distribution services. The Distributor negotiates the level of payments described above to any particular Participating Organization with each firm, based on, among other things, the nature and level of services provided by such Participating Organization and the significance of the overall relationship of the Participating Organization to the Manager and its affiliates. The amount of these payments may be significant and may create an incentive for the Participating Organization to sell shares of the Fund to you or to recommend one fund complex over another. Please speak with your Participation Organization to learn more about payments made to them by the Distributor or its affiliates. In addition, to the extent allowable under the National Association of Securities Dealers ("NASD") rules and any other applicable regulations, the Distributor or an affiliate may contribute to sales programs for certain Participating Organizations and may provide non-cash compensation to certain Participating Organizations like sponsorship or funding of sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or by giving out merchandise at industry conferences, which may be paid for by the Distributor or an affiliate out of its own resources.

In accordance with the Rule, the Plans provide that all written agreements relating to the Plans entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plans require the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for servicing and distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the servicing and distribution activities for which those expenditures were made.


The Plans provide that they may continue in effect for successive annual periods provided they are approved by the Fund's shareholders or by the Board of Directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans or in the agreements related to the Plans. The Plans were most recently approved by the Board of Directors on April 20, 2006 and will remain in effect until April 30, 2007. The Plans further provide that they may not be amended to increase materially the costs which may be spent by the Fund pursuant to the Plans without shareholder approval, and that other material amendments must be approved by the directors, including a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plans. The Plans may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's shareholders.


Custodian and Transfer Agent

The Bank of New York, 2 Hanson Place - 7th Floor, Brooklyn, NY 11217, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc. ("Reich & Tang"), an affiliate of the Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. As transfer agent, Reich & Tang performs various functions including the processing of shareholder purchase, redemption and exchange transactions and the maintenance of shareholder records regarding such transactions. As dividend agent, Reich & Tang makes dividend payments to Fund shareholders on behalf of the Fund and performs certain recordkeeping and reporting functions regarding such payments. Pursuant to the Transfer Agency Agreement between Reich & Tang and the Fund, Reich & Tang, as transfer agent and dividend agent, receives a fee of $17.40 per account per year or a minimum of 0.05% of the monthly average net assets of each class of shares of the Fund. The custodian and transfer agent do not assist in, and are not responsible for investment decisions involving assets of the Fund.


Counsel and Independent Registered Public Accounting Firm

Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, NY 10022.

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017, independent registered public accounting firm, have been selected as the independent registered public accountants for the Fund.

VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES

The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.

Investment decisions for the Fund are made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.

No portfolio transactions are executed with the Manager or its affiliates acting as principal to the extent prohibited by applicable law. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.

VII.  CAPITAL STOCK AND OTHER SECURITIES

The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued has equal dividend, distribution and liquidation rights within the series for which it was issued. Each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The Fund is subdivided into four classes of common stock, Class A, Class B, FSW shares and Thornburg shares. Each share, regardless of class, represents an interest in the same portfolio of investments and has identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except: (i) the Class A, Class B, FSW shares and Thornburg shares have different class designations; (ii) only the Class A, FSW shares and Thornburg shares are assessed a service fee pursuant to the Plans of the Fund of 0.25% of the average daily net assets of Class A, FSW shares and Thornburg shares, respectively; (iii) only the FSW shares will be assessed a distribution fee pursuant to its Plan of 0.25% of the FSW shares' average daily net assets;
(iv) each Class will vote separately on matters relating solely to that Class under the Plans and any related agreements in accordance with provisions of Rule 12b-1, and (v) the exchange privilege permits stockholders to exchange their shares only for shares of the same class of an investment company that participates in an exchange privilege program with the Fund (except for the FSW shares which does not offer an exchange privilege). With respect to the Thornburg Class of shares, if an investor exchanges from Class A, B, C, D or I shares of a Thornburg fund into the Thornburg Class shares of the Fund, when exchanging out of the Thornburg Class of shares, he must exchange into the original class of shares. Payments made under the Plans and calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.

Under its amended Articles of Incorporation, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which will cause the Fund to become a "personal holding company" for federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.

As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. The Amended and Restated By-Laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of directors, (ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's Distribution Agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected and qualified.

VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES

The material relating to purchase, redemption and pricing of shares is located in the Shareholder Information section of each Prospectus and is hereby incorporated by reference.

Net Asset Value

The Fund does not determine net asset value on (i) any day in which the New York Stock Exchange is closed for trading (i.e., New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas) and (ii) on Columbus Day and Veterans' Day. However, on certain days that the New York Stock Exchange is closed, the Fund, at the direction of the Manager, may be open for purchases and redemptions and will determine its net asset value.

The net asset value of the Fund's shares is determined as of 4:00 p.m., Eastern time, on each Fund Business Day (as defined in the Prospectus). The net asset value is computed by dividing the value of the Fund's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding.

The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Manager determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are First Tier Eligible Securities. (See "Description of the Fund and Its Investments and Risks" herein.)


IX.  TAXATION OF THE FUND

Federal Income Taxes

The Fund has elected to qualify and intends to qualify as a regulated investment company that distributes "exempt-interest dividends". The Fund intends to continue to qualify for regulated investment company status so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.


The Fund's policy is to distribute as dividends each year 100% and in no event less than 90% of its net tax-exempt interest income. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest on obligations, the interest on which is exempt from regular federal income tax, and designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.

Exempt-interest dividends are excludable from gross income under Section 103(a) of the Code although the amount of tax-exempt interest received must be disclosed on the shareholders' federal income tax returns. Shareholders should consult their tax advisors with respect to whether exempt-interest dividends retain the exclusion under Section

103 of the Code if they would be treated as "substantial users" or "related persons" under Section 147(a) of the Code with respect to some or all of any "private activity bonds" held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share that it has held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. For Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, must be added to adjusted gross income for purposes of computing the amount of social security benefits includible in gross income. Taxpayers other than corporations are required to include as an item of tax preference for purposes of the federal alternative minimum tax all tax-exempt interest on "private activity bonds" (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business, other than Section 501(c)(3) bonds) issued after August 7, 1986. Thus, this provision will apply to any exempt-interest dividends from the Fund's assets that are attributable to such post-August 7, 1986 private activity bonds acquired by the Fund. Corporations are required to increase their alternative minimum taxable income for purposes of calculating their alternative minimum tax liability by 75% of the amount by which the adjusted current earnings (which will include tax exempt interest) of the corporation exceeds it's alternative minimum taxable income (determined without this item). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a tax on tax-exempt interest.

Although not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize market discount income, short-term or long-term capital gains upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Accrued market discount income and short-term capital gains will be taxable to shareholders as ordinary income when they are distributed. Any net capital gains (the excess of its net realized long-term capital gain from sales of assets with a holding period of more than 12 months over its net realized short-term capital loss) will be distributed annually to the Fund's shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions are taxable to shareholders as long-term capital gains regardless of how long the shareholders have held Fund shares. However, Fund shareholders who at the time of such a net capital gain distribution have not held their Fund shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Fund's shareholders not later than 60 days after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, capital gains are generally taxable at a maximum rate of 15% to non-corporate shareholders who have a holding period of more than 12 months. Corresponding maximum rate and holding period rules apply with respect to capital gains distributed by the Fund without regard to the length of time shares have been held by the holder.

In addition to exempt-interest dividends, the Fund also intends to distribute at least 90% of its investment company taxable income (taxable income exclusive of the excess of its net long-term capital gain over its net short-term capital loss and subject to certain other adjustments) for each taxable year. This distribution will be taxable to shareholders as dividend income. The Fund will be subject to federal income tax on any undistributed investment company taxable income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses).

If the Fund does not distribute at least 98% of its ordinary income and 98% of its capital gain net income for a taxable year, the Fund will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.


If a shareholder (other than a corporation) fails to provide the Fund with a current taxpayer identification number or the Fund otherwise is informed that backup withholding applies, the Fund generally is required to withhold 28% of taxable interest, dividend payments, and proceeds from the redemption of shares of the Fund as backup withholding, which is not an additional tax and may be credited to a shareholder's ultimate federal income tax liability if appropriate documentation is supplied.


Dividends and distributions to shareholders will be treated in the same manner for federal income tax purposes whether received in cash or reinvested in additional shares of the Fund.

With respect to the variable rate demand instruments, including participation certificates therein, the Fund has received an opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Fund, that it will be treated for federal income tax purposes as the owner of an interest in the underlying Municipal Obligations notwithstanding that such instruments may be subject to a contractual obligation to be sold if required by the holder of such contract (a "put"), and that the interest thereon will be exempt from regular federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying Municipal Obligation. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and, as a result, the Internal Revenue Service could reach a conclusion different from that reached by counsel.

The Code provides that interest on indebtedness incurred, or continued, to purchase or carry tax-exempt securities is not deductible. Therefore, a certain portion of interest on indebtedness incurred, or continued, to purchase or carry securities, including margin interest, may not be deductible during the period an investor holds shares of the Fund.

From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would reevaluate its investment objective and policies and consider changes in the structure. Shareholders should be aware that the benefits of tax-exempt interest are relatively less under lower tax rates than higher tax rates and the interest rates paid on taxable obligations are generally higher than on otherwise similar tax-exempt obligations such as those held by the Fund.

The United States Supreme Court held that there is no constitutional prohibition against the federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from regular income taxation of the interest earned on the Municipal Obligations in accordance with the Code.

The exemption for federal income tax purposes of exempt-interest dividends does not necessarily result in an exemption under the income or other tax laws of any state or local taxing authority. Shareholders of the Fund may be exempt from state and local taxes on distributions of tax-exempt interest income derived from obligations of the state and/or municipalities of the state in which they may reside but may be subject to tax on income derived from obligations of other jurisdictions. Shareholders are advised to consult with their tax advisers concerning the application of state and local taxes to investments in the Fund which may differ from the federal income tax consequences described above.

X.  UNDERWRITERS


The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund does not impose a sales charge for either purchases or redemptions, although there may be a fee imposed on certain wire redemption requests. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreements, the Distributor, as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal. The Distribution Agreements (except with respect to the FSW shares) provide that the Distributor will receive nominal consideration (i.e., $1.00) for providing such distribution related services. Pursuant to the Distribution Agreement for the FSW shares, the Distributor receives a fee of 0.25% per annum of the FSW shares' average daily net assets for providing distribution related services and for making payments to First Southwest Company for providing assistance in distributing the FSW shares. For the fiscal year ended October 31, 2006, the Distributor received distribution fees from the Fund pursuant to the FSW Distribution Agreement in the amount of $139,354 , of which $94,761 was waived.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. On November 16, 1999, President Clinton signed the Gramm-Leach-Bliley Act (the "Act"), repealing certain provisions of the Glass-Steagall Act which have restricted affiliation between banks and securities firms and amending the Bank Holding Company Act thereby removing restrictions on banks and insurance companies. The Act grants banks new authority to conduct certain authorized activity through financial subsidiaries. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plans to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

XI.  FINANCIAL STATEMENTS


The audited financial statements for the Fund for the fiscal year ended October 31, 2006 and the report therein of PricewaterhouseCoopers LLP, are herein incorporated by reference to the Fund's Annual Report. The Annual Report is available upon request and without charge.

DESCRIPTION OF RATINGS*

Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used are as follows:

MIG-1:
Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

Description of Standard & Poor's Rating Services Two Highest Debt Ratings:

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

Plus (+) or Minus (-): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

Provisional Ratings: The letter "p" indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:

A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: An obligor rated A-1 has a strong capacity to meet its financial committments. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2: An obligor rated A-2 has a satisfactory capacity to meet its financial committments. However, the relative degree of safety is not as high as for issues designated A-1.

Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:

Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.


__________________________________
* As described by rating agencies.


                                              CORPORATE TAXABLE EQUIVALENT YIELD TABLE

                                       (Based on Tax Rates Effective until December 31, 2007)

-----------------------------------------------------------------------------------------------------------------------------------
                                            1. If Your Taxable Income Bracket Is
------------------ ----------- ----------- ------------- --------------- -------------- ---------------- --------------- ----------
Corporate                $0-    $50,001-     $75,001-      $100,001-        $335,001-    $10,000,001-     $15,000,001-  $18,333,334
Return               50,000      75,000      100,000        335,000        10,000,000     15,000,000       18,333,333     and over
------------------ ----------- ----------- ------------- --------------- -------------- ---------------- --------------- ----------
                                           2. Then Your Combined Income Tax Bracket Is . . .
------------------ ----------- ----------- ------------- --------------- -------------- ---------------- --------------- ----------
Federal
Tax Rate              15.00%      25.00%      34.00%        39.00%           34.00%         35.00%           38.00%          35.00%
------------------ ----------- ----------- ------------- --------------- -------------- ---------------- --------------- ----------
State
Tax Rate               0.00%       0.00%       0.00%         0.00%            0.00%          0.00%            0.00%           0.00%
------------------ ----------- ----------- ------------- --------------- -------------- ---------------- --------------- ----------
Combined
Marginal
Tax Rate              15.00%      25.00%      34.00%        39.00%           34.00%         35.00%           38.00%          35.00%
-----------------------------------------------------------------------------------------------------------------------------------
                                 3. Now Compare Your Tax Free Income Yields With
Taxable Income Yields
------------------ ----------------------------------------------------------------------------------------------------------------
Tax Exempt                                                 Equivalent Taxable Investment Yield
Yield                                                       Required to Match Tax Exempt Yield
------------------ ----------- ----------- ------------- --------------- -------------- ---------------- --------------- ----------
    1.00%              1.18%       1.33%       1.52%         1.64%           1.52%          1.54%            1.61%           1.54%
------------------ ----------- ----------- ------------- --------------- -------------- ---------------- --------------- ----------
    1.50%              1.76%       2.00%       2.27%         2.46%           2.27%          2.31%            2.42%           2.31%
------------------ ----------- ----------- ------------- --------------- -------------- ---------------- --------------- ----------

    2.00%              2.35%       2.67%       3.03%         3.28%           3.03%          3.08%            3.23%           3.08%
------------------ ----------- ----------- ------------- --------------- -------------- ---------------- --------------- ----------

    2.50%              2.94%       3.33%       3.79%         4.10%           3.79%          3.85%            4.03%           3.85%
------------------ ----------- ----------- ------------- --------------- -------------- ---------------- --------------- ----------

    3.00%              3.53%       4.00%       4.55%         4.92%           4.55%          4.62%            4.84%           4.62%
------------------ ----------- ----------- ------------- --------------- -------------- ---------------- --------------- ----------

    3.50%              4.12%       4.67%       5.30%         5.74%           5.30%          5.38%            5.65%           5.38%
------------------ ----------- ----------- ------------- --------------- -------------- ---------------- --------------- ----------

    4.00%              4.71%       5.33%       6.06%         6.56%           6.06%          6.15%            6.45%           6.15%
------------------ ----------- ----------- ------------- --------------- -------------- ---------------- --------------- ----------

    4.50%              5.29%       6.00%       6.82%         7.38%           6.82%          6.92%            7.26%           6.92%
------------------ ----------- ----------- ------------- --------------- -------------- ---------------- --------------- ----------

    5.00%              5.88%       6.67%       7.58%         8.20%           7.58%          7.69%            8.06%           7.69%
------------------ ----------- ----------- ------------- --------------- -------------- ---------------- --------------- ----------

    5.50%              6.47%       7.33%       8.33%         9.02%           8.33%          8.46%            8.87%           8.46%
------------------ ----------- ----------- ------------- --------------- -------------- ---------------- --------------- ----------

    6.00%              7.06%       8.00%       9.09%         9.84%           9.09%          9.23%            9.68%           9.23%
------------------ ----------- ----------- ------------- --------------- -------------- ---------------- --------------- ----------
To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.


                                            INDIVIDUAL TAXABLE EQUIVALENT YIELD TABLE
                                      Based on Tax Rates Effective Until December 31, 2007
 ------------------------------------------------------------------------------------------------------------------
                                           1. If Your Taxable Income Bracket Is . . .
 ----------------- ------------- --------------- --------------- ---------------- ---------------- ----------------

 Single                $0-           $7,826-         $31,851-        $77,100-          $160,851-       $349,701
 Return               $7,825         $31,850         $77,100         $160,850          $349,700        and over
 ----------------- ------------- --------------- --------------- ---------------- ---------------- ----------------
 Joint                  $0-         $15,651-         $63,701-       $128,501-          $195,851-       $349,701
 Return               $15,650       $63,700          $128,500       $195,850           $349,700        and over

 ------------------------------------------------------------------------------------------------------------------
                                          2. Then Your Combined Income Tax Rate Is . . .
 ------------------------------------------------------------------------------------------------------------------
 Federal
 Tax Rate            10.00%          15.00%           25.00%          28.00%          33.00%            35.00%
 ----------------- ------------- --------------- --------------- ---------------- ---------------- ----------------
 State
 Tax Rate             0.00%           0.00%            0.00%           0.00%           0.00%             0.00%
 ----------------- ------------- --------------- --------------- ---------------- ---------------- ----------------
 Combined
 Tax Rate            10.00%          15.00%           25.00%          28.00%          33.00%            35.00%
 ----------------- ------------- --------------- --------------- ---------------- ---------------- ----------------
                                          3. Now Compare Your Tax Free Income Yields
                                                     With Taxable Income Yields
 ----------------- ------------------------------------------------------------------------------------------------
 Tax
 Exempt                                               Equivalent Taxable Investment Yield
 Yield                                                Required to Match Tax Exempt Yield
 ----------------- ------------------------------------------------------------------------------------------------
      1.00%           1.11%           1.18%           1.33%            1.39%            1.49%            1.54%
 ----------------- ------------- --------------- --------------- ---------------- ---------------- ----------------
      1.50%           1.67%           1.76%           2.00%            2.08%            2.24%            2.31%
 ----------------- ------------- --------------- --------------- ---------------- ---------------- ----------------
      2.00%           2.22%           2.35%           2.67%            2.78%            2.99%            3.08%
 ----------------- ------------- --------------- --------------- ---------------- ---------------- ----------------
      2.50%           2.78%           2.94%           3.33%            3.47%            3.73%            3.85%
 ----------------- ------------- --------------- --------------- ---------------- ---------------- ----------------
      3.00%           3.33%           3.53%           4.00%            4.17%            4.48%            4.62%
 ----------------- ------------- --------------- --------------- ---------------- ---------------- ----------------
      3.50%           3.89%           4.12%           4.67%            4.86%            5.22%            5.38%
 ----------------- ------------- --------------- --------------- ---------------- ---------------- ----------------
      4.00%           4.44%           4.71%           5.33%            5.56%            5.97%            6.15%
 ----------------- ------------- --------------- --------------- ---------------- ---------------- ----------------
      4.50%           5.00%           5.29%           6.00%            6.25%            6.72%            6.92%
 ----------------- ------------- --------------- --------------- ---------------- ---------------- ----------------
      5.00%           5.56%           5.88%           6.67%            6.94%            7.46%            7.69%
 ----------------- ------------- --------------- --------------- ---------------- ---------------- ----------------
      5.50%           6.11%           6.47%           7.33%            7.64%            8.21%            8.46%
 ----------------- ------------- --------------- --------------- ---------------- ---------------- ----------------
      6.00%           6.67%           7.06%           8.00%            8.33%            8.96%            9.23%
 ----------------- ------------- --------------- --------------- ---------------- ---------------- ----------------
 To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.


                                     PART C
                                OTHER INFORMATION

ITEM 23.        EXHIBITS.

(a) Articles of Incorporation, as amended, of the Registrant originally filed with Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A on December 23, 1993, and re-filed on January 31, 2000 with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A for Edgar purposes only, and incorporated herein by reference.

(a.1) Articles Supplementary of the Registrant, filed with the Maryland State Department of Assessments and Taxation on January 24, 2000, filed on January 31, 2000, with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, and incorporated herein by reference.

(a.2) Articles Supplementary of the Registrant, filed with the Maryland State Department of Assessments and Taxation on April 19, 2002, filed with Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A on June 14, 2002, and incorporated herein by reference.

(b) Amended and Restated By-Laws of the Registrant filed with Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A on January 30, 2002, and incorporated herein by reference.

(c) Form of certificate for shares of Common Stock, par value $.001 per share, of the Registrant originally filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on November 3, 1982, and re-filed on January 31, 2000, with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A for Edgar purposes only, and incorporated herein by reference.

(d) Investment Management Contract, dated October 30, 2000, between the Registrant and Reich & Tang Asset Management, LLC (formerly Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on February 28, 2001, and incorporated herein by reference.

(e) Distribution Agreement, dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on February 28, 2001, and incorporated herein by reference.

(e.1) Distribution Agreement (for Thornburg Shares) dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on February 28, 2001, and incorporated herein by reference.

(e.2) Form of Distribution Agreement (for First Southwest Shares) between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A on April 15, 2002, and incorporated herein by reference.

(e.3) Form of Sub-Distribution Agreement filed with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A on April 15, 2002, and incorporated herein by reference.
(f)      Not applicable.

(g) Custody Agreement between the Registrant and The Bank of New York with Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A on February 25, 2005, and incorporated herein by reference.
(g.1) Amendment to the Custody Agreement dated October 16, 2006, between the Registrant and The Bank of New York.

(h) Administrative Services Contract, dated October 30, 2000, between Registrant and Reich & Tang Asset Management, LLC (formerly Reich & Tang Asset Management L.P.) filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on February 28, 2001, and incorporated herein by reference.
(h.1) Transfer Agency Agreement and Addendum between the Registrant and Reich & Tang Services, Inc. filed with Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A on February 14, 2003, and incorporated herein by reference.
(h.2) Fund Accounting Agreement between the Registrant and The Bank of New York filed with Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A on February 25, 2005, and incorporated herein by reference.

(h.3) Amendment to the Fund Accounting Agreement dated October 16, 2006, between the Registrant and The Bank of New York.

(h.4) Cash Management Agreement and Related Services Agreement between the Registrant and The Bank of New York filed with Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A on February 25, 2005, and incorporated herein by reference.

(h.5) Amendment to the Cash Management Agreement dated October 16, 2006, between the Registrant and The Bank of New York.

(i) Opinion of Battle Fowler LLP as to the legality of the securities being registered, including their consent to the filing thereof and to the use of their name under the headings "Federal Income Taxes" and "Counsel and Auditors" in the Prospectus originally filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on November 3, 1982, and re-filed on January 31, 2000 with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A for Edgar purposes only, and incorporated herein by reference.

(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to the use of their name in the Prospectuses.

(j)      Consent of Independent Registered Public Accounting Firm.

(k) Audited Financial Statements for the fiscal year ended October 31, 2006 filed with the Annual Report on Form N-CSR on January 3, 2007, and incorporated herein by reference.

(l) Written assurance of Reich & Tang, Inc. that its purchase of shares of the Registrant was for investment purposes without any present intention of redeeming or reselling originally filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on November 3, 1982, and re-filed on January 31, 2000, with Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A for Edgar purposes only, and incorporated herein by reference.

(m) Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed with Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A on February 27, 2004, and incorporated herein by reference.

(m.1) Distribution and Service Plan (relating to Thornburg Shares) pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed with Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A on February 27, 2004, and incorporated herein by reference.

(m.2) Distribution and Service Plan (relating to First Southwest Shares) pursuant to Rule 12b-1 under the Investment Company Act of 1940 filed with Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A on February 27, 2004, and incorporated herein by reference.

(m.3) Shareholder Servicing Agreement, dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on February 28, 2001, and incorporated herein by reference.

(m.4) Shareholder Servicing Agreement (relating to Thornburg Shares), dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A on February 28, 2001, and incorporated herein by reference.

(m.5) Form of Shareholder Servicing Agreement (relating to First Southwest Shares), between the Registrant and Reich & Tang Distributors, Inc. filed with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A on April 15, 2002, and incorporated herein by reference.

(m.6) Distribution Agreement, dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed herein as Exhibit (e).

(m.7) Distribution Agreement (relating to Thornburg Shares), dated October 30, 2000, between the Registrant and Reich & Tang Distributors, Inc. filed herein as Exhibit (e.1).

(m.8) Form of Distribution Agreement (relating to First Southwest Shares), between the Registrant and Reich & Tang Distributors, Inc. filed herein as Exhibit (e.2).

(n)      Amendment No. 11 to Rule 18f-3 Multi-Class Plan.

(o)      Reserved.

(p) There are no 17j-1 Codes of Ethics applicable since Registrant is a money market fund.

(q)      Powers of Attorney for the Directors of the Registrant, except Edward
         A. Kuczmarski, filed with Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A on January 30, 2002, and incorporated herein by reference.

(q.1) Power of Attorney for Edward A. Kuczmarski filed with Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A on February 28, 2006, and incorporated herein by reference.

Item 24.        PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

         The following open-end management investment companies may be considered to be under common control with the Registrant: California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Income Fund, Delafield Fund, Inc., Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc., Short Term Income Fund, Inc. and Tax Exempt Proceeds Fund, Inc.

Item 25.        INDEMNIFICATION.

         The registrant incorporates herein by reference the response to Item 25 of Part II of Registrant's Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed with the Commission on December 3, 1999.

Item 26.        BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

         The description of Reich & Tang Asset Management, LLC ("RTAMLLC") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Investment Advisory and Other Services" and "Management of the Fund" in the Statement of Additional Information constituting parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement are incorporated herein by reference.

         RTAMLLC is a limited liability company that is a wholly-owned subsidiary of IXIS Asset Management USGROUP, L.P. ("IXIS-AMUSGROUP"). IXIS-AMUSGROUP is the managing member and direct owner of RTAMLLC.

         Edward Adrion is a Vice President of RTAMLLC. Mr. Adrion has been associated with RTAMLLC and its predecessors since November 1996.

         Michael D. Appleton is Vice President, Chief Compliance Officer and Secretary of RTAMLLC. Mr. Appleton has been associated with RTAMLLC and its predecessors since April 2000. Mr. Appleton is also Vice President, Chief Compliance Officer and Secretary of Reich & Tang Distributors, Inc. and Vice President, Compliance Officer and Secretary of Reich & Tang Services, Inc.

         Laura Bavoso is a Senior Vice President of RTAMLLC. Ms. Bavoso has been associated with RTAMLLC and its predecessors since February 1994.

         Beverly M. Bearden is a Manager of RTAMLLC since May 2002. She is also Executive Vice President, Human Resources, of IXIS-AMUSGROUP. She is also Executive Vice President, Human Resources of IXIS AMUSGROUP. Ms. Bearden was Second Vice President of The New England (NE Mutual Insurance Company) from March 1983 to September 1993, Human Resource Assistant at Citicorp from February 1982 to March 1983, Human Resource Assistant at Hannaford Brothers from September 1979 to November 1981 and Auditor at Casco Bank & Trust from July 1977 to September 1979. Ms. Bearden is also a Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Mia Bottarini is a Vice President of RTAMLLC. Ms. Bottarini has been associated with RTAMLLC and its predecessors since June 1984.

         J. Dennis Delafield is a Managing Director of RTAMLLC. Mr. Delafield has been associated with RTAMLLC and its predecessors since December 1991 and is also Chairman, CEO and Director of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

         Richard De Sanctis is Executive Vice President and Chief Financial Officer of RTAMLLC. Mr. De Sanctis has been associated with RTAMLLC and its predecessors since December 1990. Mr. De Sanctis is also Vice President of eleven funds in the Reich and Tang Complex, Vice President and Assistant Secretary of Cortland Trust, Inc. Mr. De Sanctis is also Executive Vice President and Chief Financial Officer of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Steven W. Duff is a Manager and President of RTAMLLC and is President and Chief Executive Officer of the Mutual Funds division. Mr. Duff has been associated with RTAMLLC and its predecessors since August 1994. Mr. Duff is also President and a Director/Trustee of nine funds in the Reich & Tang Fund Complex, Director of Pax World Money Market Fund, Inc., Principal Executive Officer of Delafield Fund, Inc. and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Duff also serves as a Director of Reich & Tang Services, Inc. and Reich & Tang Distributors, Inc.

         Molly Flewharty is a Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Flewharty has been associated with RTAMLLC and its predecessors since December 1977 and is also Vice President of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Flewharty also serves as Senior Vice President of Reich & Tang Distributors, Inc.

         Barbara Francis is a Vice President of RTAMLLC. Ms. Francis has been associated with RTAMLLC and its predecessors since January 1997. Ms. Francis is also a Vice President of Reich & Tang Services, Inc.

         Christopher Gill is a Senior Vice President of RTAMLLC. Mr. Gill has been associated with RTAMLLC and its predecessors since February 1994. Mr. Gill is also a Vice President of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Thomas Hernly is a Vice President of RTAMLLC. Mr. Hernly has been associated with RTAMLLC and its predecessors since March 1996. Mr. Hernly is also a Vice President of Reich & Tang Services, Inc.

         Rosanne Holtzer is Senior Vice President, Compliance Officer and Assistant Secretary of the Mutual Funds division of RTAMLLC. Ms. Holtzer has been associated with RTAMLLC and its predecessors since June 1986. Ms. Holtzer is also Chief Compliance Officer, Secretary and Assistant Treasurer of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Holtzer also serves as Senior Vice President, Assistant Secretary and Compliance Officer of Reich & Tang Distributors, Inc. and Senior Vice President, Assistant Secretary and Chief Compliance Officer of Reich & Tang Services, Inc.

         Joseph Jerkovich is a Senior Vice President and Controller of RTAMLLC. Mr. Jerkovich has been associated with RTAMLLC since September 2004. Mr. Jerkovich is also Vice President and Controller of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Cleo Kotis is a Vice President of RTAMLLC. Ms. Kotis has been associated with RTAMLLC and its predecessors since December 1993 and is also Chief Operations Officer and Vice President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

         Michael Lydon is Executive Vice President and Chief Operations Officer of RTAMLLC. Mr. Lydon has been associated with RTAMLLC since January 2005. Mr. Lydon was Vice President at Automated Data Processing from July 2000 to December 2004. Prior to July 2000, Mr. Lydon was Executive Vice President and Chief Information Officer of RTAMLLC. Mr. Lydon is also Vice President of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Mr. Lydon is also Executive Vice President and Chief Operations Officer for Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Christine Manna is a Vice President of RTAMLLC. Ms. Manna has been associated with RTAMLLC and its predecessors since June 1995. Ms. Manna is also a Vice President of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Dana E. Messina is an Executive Vice President of the Mutual Funds division of RTAMLLC. Ms. Messina has been associated with RTAMLLC and its predecessors since December 1980 and is also Vice President of nine funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020. Ms. Messina also serves as Executive Vice President of Reich & Tang Distributors, Inc.

         Andrew Mintz is a Senior Vice President of RTAMLLC. Mr. Mintz has been associated with RTAMLLC and its predecessors since March 1991. Mr. Mintz is also a Senior Vice President of Reich & Tang Services, Inc.

         Marty O'Connor is a Vice President of RTAMLLC. Mr. O'Connor has been associated with RTAMLLC and its predecessors since March 1992. Mr. O'Connor is also a Vice President of Reich & Tang Services, Inc.

         Anthony Pace is a Vice President of the Mutual Funds Division of RTAMLLC. Mr. Pace has been associated with RTAMLLC and its predecessors since September 2004. Mr. Pace was a Director of a Client Service Group at GlobeOp Financial Services, Inc. from May 2002 to August 2004 and Controller/Director of Mutual Fund Administration for Smith Barney Funds Management LLC and Salomon Brothers Asset Management Inc. from 1998 to May 2002. Mr. Pace is also Treasurer and Assistant Secretary of twelve funds in the Reich & Tang Fund Complex. These funds are all located at 600 Fifth Avenue, New York, NY 10020.

         Clarwin Perillo is a Vice President of RTAMLLC. Mr. Perillo has been associated with RTAMLLC and its predecessors since May 1996.

         Jeffrey D. Plunkett is a Manager of RTAMLLC. He is also Executive Vice President and Group General Counsel of IXIS-AMUSGROUP since 2001 and served as Senior Vice President and Associate General Counsel of IXIS-AMUSGROUP from 1996 to 2000. Mr. Plunkett is also Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Richard Preuss is a Vice President of RTAMLLC. Mr. Preuss has been associated with RTAMLLC and its predecessors since July 1986. Mr. Preuss is also a Vice President of Reich & Tang Services, Inc.

         G. Neal Ryland is a Manager of RTAMLLC. Mr. Ryland was a Director of Reich & Tang Asset Management, Inc. from July 1994 until March 2001. Reich & Tang Asset Management, Inc. was the general partner of Reich & Tang Asset Management, L.P. (the predecessor of RTAMLLC). He is also Executive Vice President, Risk Management of IXIS-AMUSGROUP and Chief Financial Officer of CDCIAMNA and CDCIAMUSCIXIS Asset Management US Corporation, the majority interest holder in IXIS-AMUSGROUP. Mr. Ryland was Executive Vice President and Chief Financial Officer of Nvest Corporation and its general partner, Nvest, L.P. companies from December 1996 to October 2000. Mr. Ryland is a Director of Reich & Tang Distributors, Inc. and Reich & Tang Services, Inc.

         Vincent Sellecchia is a Chief Information Officer and Managing Director of RTAMLLC. Mr. Sellecchia has been associated with RTAMLLC and it's predecessors since December 1991 and is also President of Delafield Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020.

         Richard E. Smith, III is a Manager of RTAMLLC and is President and Chief Operating Officer of the Capital Management division. Mr. Smith has been associated with RTAMLLC and its predecessors since July 1994. Mr. Smith is also President and Director of Reich & Tang Services, Inc. and Reich & Tang Distributors, Inc.

         Irene Ward is a Senior Vice President of the Mutual Funds division of RTAMLLC. Ms. Ward has been associated with RTAMLLC and its predecessors since March 1986 and is also Vice President Tax Exempt Proceeds Fund, Inc. This fund is located at 600 Fifth Avenue, New York, NY 10020. Ms. Ward is also Senior Vice President of Reich & Tang Services, Inc.



         Naomi Friedland-Wechler is a Executive Vice President and General Counsel of RTAMLLC. Ms. Friedland-Wechsler has been associated with RTAMLLC since April 2006.

ITEM 27.        PRINCIPAL UNDERWRITERS.

         (a) Reich & Tang Distributors, Inc., the Registrant's distributor, is also distributor for California Daily Tax Free Income Fund, Inc., Connecticut Daily Tax Free Income Fund, Inc., Cortland Trust, Inc., Daily Income Fund, Florida Daily Municipal Income Fund, New Jersey Daily Municipal Income Fund, Inc., New York Daily Tax Free Income Fund, Inc., Pax World Money Market Fund, Inc., Short Term Income Fund, Inc., and Tax Exempt Proceeds Fund, Inc.

         (b) The following are the directors and officers of Reich & Tang Distributors, Inc. The principal business address of Ms. Bearden and Messrs. Plunkett and Ryland is 399 Boylston Street, Boston, MA 02116. For all other persons, the principal business address is 600 Fifth Avenue, New York, NY 10020.


                           Positions and Offices                                        Positions and Offices
Name                       with the Distributor                                         with the Registrant


Michael Appleton           Vice President, Chief Compliance Officer and Secretary       None
Beverly M. Bearden         Director                                                     None
Richard De Sanctis         Executive Vice President and Chief Financial Officer         Vice President
Steven W. Duff             Director                                                     President and Director

Molly Flewharty            Senior Vice President                                        Vice President
Christopher Gill           Vice President                                               None
Rosanne Holtzer            Senior Vice President, Compliance Officer and Assistant      Chief Compliance Officer, Secretary and
                           Secretary                                                    Assistant Treasurer
Joseph Jerkovich           Vice President and Controller                                None
Michael Lydon              Executive Vice President and Chief Operations Officer        Vice President
Christine Manna            Vice President                                               None
Dana Messina               Executive Vice President                                     Vice President
Jeffrey D. Plunkett        Director                                                     None
G. Neal Ryland             Director                                                     None
Richard E. Smith III       President and Director                                       None
Richard Weiner             Vice President                                               None


(c) Not applicable.

Item 28.       LOCATIONS OF ACCOUNTS AND RECORDS.

         Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant at Reich & Tang Asset Management, LLC, 600 Fifth Avenue, New York, NY 10020, the Registrant's manager, at The Bank of New York, 2 Hanson Place - 7th Floor, Brooklyn, NY 11217, the Registrant's custodian and at Reich & Tang Services, Inc., 600 Fifth Avenue, New York, NY 10020, the Registrant's transfer agent and dividend disbursing agent.


Item 29.       MANAGEMENT SERVICES.

               Not applicable

Item 30.       UNDERTAKINGS.

               Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28th day of February, 2007.



                                           DAILY TAX FREE INCOME FUND, INC.


                                           By:/s/Steven W. Duff
                                              Steven W. Duff
                                              President


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



SIGNATURE                                   CAPACITY                           DATE
---------                                   --------                           ----
(1) Principal Executive Officer

/S/ Steven W. Duff
    Steven W. Duff                          President                          February 28, 2007

(2)  Principal Financial
     and Accounting Officer

/S/ Anthony Pace
    Anthony Pace                            Treasurer                          February 28, 2007

(3)  Majority of Directors

/S/ Steven W. Duff
    Steven W. Duff                          Director                           February 28, 2007

    Dr. W. Giles Mellon*  (Director)
    Robert Straniere*     (Director)
    Dr. Yung Wong*        (Director)
    Edward A. Kuczmarski**(Director)

By: /S/ Rosanne Holtzer
        Rosanne Holtzer
        Attorney-in-Fact*                                                      February 28, 2007



* Powers of Attorney filed with Post-Effective Amendment No. 33 to the Registration Statement on Form N-1A on January 30, 2002.

** Power of Attorney filed with Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A on February 28, 2006, and incoporated herein by reference.


                                  EXHIBIT INDEX


(g.1) Amendment to the Custody Agreement dated October 16, 2006, between the Registrant and The Bank of New York.

(h.3) Amendment to the Fund Accounting Agreement dated October 16, 2006, between the Registrant and The Bank of New York.

(h.5) Amendment to the Cash Management Agreement dated October 16, 2006, between the Registrant and The Bank of New York.


(i.1) Consent of Paul, Hastings, Janofsky & Walker LLP to use of their name in the Registration Statement.

(j)      Consent of Independent Registered Public Accounting Firm.


(n)      Amendment No. 11 to Rule 18f-3 Multi-Class Plan.